Registration Nos. 033-06836 and 811-04722
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          -----------------------------

                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           |X|

                         Pre-Effective Amendment No. [ ]


                       Post-Effective Amendment No. 28 |X|
                                     and/or


       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       |X|


                              Amendment No. 30 |X|
                        (Check appropriate box or boxes.)
                        ---------------------------------


                             FMI MUTUAL FUNDS, INC.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)


 100 East Wisconsin Avenue, Suite 2200
          Milwaukee, Wisconsin                                   53202
          --------------------                                   -----
(Address of Principal Executive Offices)                       (Zip Code)

                                 (414) 226-4555
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                                               Copy to:
             Ted D. Kellner                                Richard L. Teigen
       Fiduciary Management, Inc.                         Foley & Lardner LLP
 100 East Wisconsin Avenue, Suite 2200                 777 East Wisconsin Avenue
          Milwaukee, WI 53202                         Milwaukee, Wisconsin 53202
 --------------------------------------               --------------------------
(Name and Address of Agent for Service)


                         ------------------------------

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box)

[ ]      immediately upon filing pursuant to paragraph (b)


[X]      on October 28, 2005 pursuant to paragraph (b)

[ ]      60 days after filing pursuant to paragraph (a) (1)


[ ]      on  (date)  pursuant to paragraph (a) (1)

[ ]      75 days after filing pursuant to paragraph (a) (2)

[ ]      on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              P R O S P E C T U S
                                OCTOBER 28, 2005

                                      FMI
                            Provident Trust Strategy
                                      Fund

                                   A NO-LOAD
                                  MUTUAL FUND

P R O S P E C T U S                                          OCTOBER 28, 2005

                                      FMI
                         Provident Trust Strategy Fund

 FMI Provident Trust Strategy Fund (the "Fund") is a non-diversified, no-load mutual fund seeking a combination of long-term growth of capital and income to achieve a high total return. The Fund invests mainly in common stocks most of the time, but may also invest in bonds and other debt securities.

 Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Fund invests and the services it offers to shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


   Questions Every Investor Should Ask Before Investing in the Fund      1
   Fees and Expenses                                                     4
   Investment Objective and Strategies                                   4
   Disclosure of Portfolio Holdings                                      5
   Management of the Fund                                                5
   The Fund's Share Price                                                6
   Purchasing Shares                                                     7
   Redeeming Shares                                                      9
   Market Timing Procedures                                             12
   Exchanging Shares                                                    12
   Dividends, Distributions and Taxes                                   12
   Financial Highlights                                                 13
   Share Purchase Application                                   Centerfold


FMI Mutual Funds, Inc.                                           (414) 226-4555
100 East Wisconsin Avenue, Suite 2200                          www.fmifunds.com
Milwaukee, Wisconsin  53202

                        QUESTIONS EVERY INVESTOR SHOULD
                            ASK BEFORE INVESTING IN
                                    THE FUND

1.   WHAT IS THE FUND'S GOAL?

     The Fund seeks a combination of long-term growth of capital and income to achieve a high total return, while assuming reasonable risks.

2.   WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?


     The Fund invests mainly in common stocks of United States companies. Using a multi-cap approach, the Fund may invest in companies of all sizes, be they small capitalization companies, mid capitalization companies or large capitalization companies, but the common stocks the Fund purchases are generally of companies having a market capitalization of $1 billion or more at the time of purchase. Consistent with its investment objective, the Fund may also invest mainly in bonds and other debt securities (such as notes, debentures, bills, or money market instruments), or in both common stocks and debt securities. Debt securities purchased are primarily U.S. government securities or corporate debt securities rated A or better by a nationally recognized rating agency. The debt securities purchased usually have maturities of under 10 years. To determine the allocation of the Fund's portfolio in stocks and bonds, the Fund's portfolio managers utilize a "top-down" investment approach, meaning that they seek to determine the probability that common stocks as an asset class will perform better than debt securities of varying maturities due to the economic outlook, the direction in which inflation and interest rates are expected to move and the level of securities prices. The Fund's portfolio managers also take a "top-down" investment approach to determine the desired maturity of the Fund's portfolio of debt securities and the allocation between U.S. government securities and corporate debt securities. When selecting individual stock investments, the Fund's portfolio managers take a "bottom-up" investment approach, meaning that they select investments based on their assessment of whether an individual company has the potential for above average growth. The Fund's investment strategy may result in high portfolio turnover. The Fund is a non-diversified portfolio and generally invests in fewer securities and/or industries than a diversified portfolio, which may result in its top ten holdings constituting 50% or more of its assets.


3.   WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

     Investors in the Fund may lose money. There are risks associated with the types of securities in which the Fund invests. These risks include:

     o ASSET ALLOCATION RISK: The Fund may allocate its investments among various asset classes. The Fund's performance will be affected by its portfolio manager's ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Fund invests. For example, the Fund's relative investment performance would suffer if only a small portion of the Fund's assets were allocated to stocks during a significant stock market advance, and its absolute investment performance would suffer if a major portion of its assets were allocated to stocks during a market decline.

     o CREDIT RISK: At times, the Fund may invest primarily in debt securities. The issuers of bonds and other debt securities may not be able to make interest or principal payments. Issuers may suffer adverse changes in financial condition that would lower the credit quality of the security leading to greater volatility in the price of the security.


     o INTEREST RATE RISK: At times, the Fund may invest primarily in debt securities. Debt securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. So, when interest rates rise, the prices of bonds and other debt securities generally fall. Longer-term obligations are usually more sensitive to interest rate changes than shorter-term obligations. While bonds and other debt securities normally fluctuate less in price than common stocks, there have been extended periods of interest rate increases that have caused significant declines in bond prices.


     o MEDIUM CAPITALIZATION COMPANIES RISK: The securities of medium capitalization companies generally trade in lower volumes than those of large capitalization companies and tend to be more volatile because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies.

     o NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company. It likely will invest in fewer securities than diversified investment companies and its performance may be more volatile. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it invested in a greater number of securities.

     o PREPAYMENT RISK: At times, the Fund may invest primarily in debt securities. The issuers of bonds or other debt securities may prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gain when interest rates decline and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the average life of the security and making a security more sensitive to interest rate changes.

     o SMALLER CAPITALIZATION COMPANIES RISK: Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for the portfolio manager to sell securities of smaller capitalization companies at quoted market prices. There are periods when investing in smaller capitalization company stocks falls out of favor with investors and the stocks of smaller companies underperform.

     o STOCK MARKET RISK: The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. Should a company undergo bankruptcy, the stocks of that company might have the least senior interest and could become worthless.

     Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will increase and decrease in value should not invest in the Fund.

4.   HOW HAS THE FUND PERFORMED?

     The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how its average annual returns (before and after taxes) over various periods compare to the performance of the Standard & Poor's Composite Index of 500 Stocks ("S&P 500"). Please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

                       FMI PROVIDENT TRUST STRATEGY FUND
                      (Total return for the calendar year)

                         1995                    23.19%
                         1996                    20.48%
                         1997                    30.04%
                         1998                    38.69%
                         1999                    25.12%
                         2000                   -16.28%
                         2001                   -18.16%
                         2002                   -18.13%
                         2003                    32.29%
                         2004                    12.85%

Note: During the ten year period shown on the bar chart, the Fund's highest total return for a quarter was 24.02% (quarter ended December 31, 1998) and the lowest total return for a quarter was -11.67% (quarter ended December 31, 2000).


       The Fund's 2005 year to date total return is 11.33% (January 1, 2005 through the quarter ended September 30, 2005).


       Resource Capital Advisers, Inc. was the investment adviser to the Fund for the 1995-2000 calendar years. On October 15, 2001, Fiduciary Management, Inc. became the investment adviser to the Fund.

       For the calendar years 1995-2001, the portfolio manager to the Fund was Palm Beach Investment Advisers, LLC. Since September 9, 2002, the portfolio manager to the Fund has been Provident Trust Company.

 The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 2004)              ONE YEAR            5 YEARS             10 YEARS
------------------------------------------              --------            -------             --------
FMI Provident Trust Strategy Fund
   Return before taxes                                   12.85%              -3.49%              10.86%
   Return after taxes on distributions                   11.52%              -7.18%               7.45%
   Return after taxes on distributions
     and sale of Fund shares                              9.83%              -3.99%               8.40%
S&P 500(1)<F1>(2)<F2>                                    10.88%              -2.30%              12.07%

(1)<F1>   Reflects no deduction for fees, expenses or taxes.
(2)<F2> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.

                               FEES AND EXPENSES

 The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum Sales Charge (Load)
  Imposed on Purchases (as a
  percentage of offering price)                        No Sales Charge
Maximum Deferred
  Sales Charge (Load)                                  No Deferred
                                                       Sales Charge
Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends and Distributions                          No Sales Charge
Redemption Fee                                         None(1)<F3>
Exchange Fee                                           None


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees                                        0.75%
Distribution and/or
  Service (12b-1) Fees                                 None(2)<F4>
Other Expenses                                         1.48%
Total Annual Fund
  Operating Expenses                                   2.23%
Expense Reimbursement                                  1.23%(3)<F5>
Net Expenses                                           1.00%(3)<F5>



(1)<F3>   Our transfer agent charges a fee of $15.00 for each wire redemption.
(2)<F4> Although the Fund has adopted a Service and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 permitting it to pay distribution fees of up to 0.25% of its average net assets, it does not intend to pay any fees pursuant to such Plan during the fiscal year ending September 30, 2006.
(3)<F5> The net expense number has been restated to reflect the current expense reimbursement. IN ADDITION TO THE REIMBURSEMENT REQUIRED UNDER THE INVESTMENT ADVISORY AGREEMENT TO REIMBURSE THE FUND FOR EXPENSES IN EXCESS OF 2.00% OF THE FUND'S AVERAGE DAILY NET ASSETS, FIDUCIARY MANAGEMENT, INC. WILL VOLUNTARILY REIMBURSE THE FUND FOR EXPENSES IN EXCESS OF 1.00% OF THE FUND'S AVERAGE DAILY NET ASSETS. FIDUCIARY MANAGEMENT MAY DISCONTINUE THE VOLUNTARY REIMBURSEMENT AT ANY TIME, BUT WILL NOT DO SO PRIOR TO SEPTEMBER 30, 2006.


EXAMPLE

 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


     1 YEAR             3 YEARS             5 YEARS               10 YEARS
     ------             -------             -------               --------
   $102(1)<F6>        $575(1)<F6>        $1,075(1)<F6>          $2,451(1)<F6>


 This Example assumes the expense reimbursement obligations of the investment adviser are in effect for only the first year. Thereafter this Example does not reflect any expense reimbursement obligations.


(1)<F6> The Adviser has contractually agreed to reimburse the Fund for expenses over 2.00% of the daily net assets of the Fund. Assuming Total Annual Fund Operating Expenses of 2.00%, your costs, based on an assumed $10,000 investment and 5% annual return, would be:

     1 YEAR             3 YEARS             5 YEARS               10 YEARS
     ------             -------             -------               --------
      $102               $527                $979                  $2,231


                             INVESTMENT OBJECTIVE
                                AND STRATEGIES

 The Fund seeks a combination of long-term growth of capital and income to achieve a high total return by investing in a combination of equity and debt securities, while assuming reasonable risks. Although the Fund has no intention of doing so, the Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Fund might not appreciate and investors could lose money.

 The Fund, in response to adverse market, economic, political or other conditions, may take a temporary defensive position. This means that the Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Fund will not be able to achieve its investment objective of long-term growth of capital and income to the extent that it invests in money market instruments since these securities do not appreciate in value. When the Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

 The Fund's portfolio managers take a "focused" approach to investing. By "focused" we mean investing in a limited number of stocks. Usually the Fund will hold stocks of less than 40 companies. They are not "closet indexers." ("Closet indexers" are portfolio managers that purport to actively manage a portfolio but actually manage it in such a way that its returns will be substantially similar to an index.)

 The Fund's portfolio managers utilize a "top-down" investment approach when they determine the portion of the Fund's assets to be allocated to stocks and the portion to be allocated to bonds and other debt securities. The portfolio managers review the economic outlook, the direction in which inflation and interest rates are expected to move and the level of securities prices to determine the probability that common stocks as an asset class will perform better than debt securities of varying maturities.

 After the portfolio managers have determined the appropriate allocations among asset classes, they select individual investments. When purchasing common stocks for the Fund, the portfolio managers take a "bottom-up" approach to identifying companies that have the potential for above average growth. When purchasing bonds and other debt securities for the Fund, the portfolio managers take a "top-down" approach to determine the desired maturity of the Fund's portfolio of debt securities and the allocation between U.S. government securities and corporate debt securities.

 The portfolio managers employ a self discipline pursuant to which they will:

 o   Sell or reduce a position as part of their asset allocation process

 o   Sell an entire position when fundamentals are deteriorating

 o Reduce or sell an entire position when it reaches the portfolio managers' target price

                       DISCLOSURE OF PORTFOLIO HOLDINGS

 The Statement of Additional Information for the Fund, which is incorporated by reference into this Prospectus, contains a description of the Fund's policies and procedures respecting disclosure of its portfolio holdings.

                            MANAGEMENT OF THE FUND

 Fiduciary Management, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser's address is:

                           100 East Wisconsin Avenue
                                   Suite 2200
                           Milwaukee, Wisconsin 53202

 The Adviser has been in business since 1980 and has been the Fund's investment adviser since October 15, 2001. The adviser is controlled by Ted Kellner.

 As the investment adviser to the Fund, the Adviser:

 o Provides or oversees the provision of all general management and administration, investment advisory and portfolio management, and general services for the Fund.

 o Develops the investment programs, selects sub-advisers and monitors the sub-advisers' investment programs and results.

 The Fund pays the Adviser an annual investment advisory fee equal to 0.75% of its average net assets (0.65% with respect to average net assets in excess of $30 million and less than or equal to $100 million and 0.60% with respect to average net assets in excess of $100 million).

 The investment portfolio of the Fund is managed by a sub-adviser. The sub-adviser has complete discretion to purchase and sell portfolio securities for the Fund within the Fund's investment objectives, restrictions and policies, and specific strategies, if any, developed by the Adviser. The Adviser employs and terminates sub-advisers, subject to approval of the Board of Directors of the Fund.

 Provident Trust Company is the sub-adviser to the Fund. Its address is:

                              N27 W23957 Paul Road
                                   Suite 204
                              Pewaukee, WI  53072


 Provident Trust Company, or its immediate predecessor, has managed equity and fixed income portfolios for individual and institutional clients since January, 1999. Since that time, J. Scott Harkness has been employed by Provident Trust Company, or its immediate predecessor, as its President and Chief Executive Officer and Michael A. Schelble has been employed by Provident Trust Company, or its immediate predecessor, as its Vice President and Chief Operating Officer. Provident Trust Company is controlled by Mr. Harkness. Mr. Harkness is the Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Schelble acts as Assistant Portfolio Manager of the Fund. In this capacity, Mr. Schelble assists the Portfolio Manager with the management of the Fund, but generally does not execute any independent investment decisions and does not have final responsibility for determining the securities to be purchased or sold on behalf of the Fund.



 The Statement of Additional Information for the Fund, which is incorporated by reference into this Prospectus, provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.


 The Adviser, not the Fund, is responsible for paying the portfolio manager's fees. This fee is based on a percentage of Fund assets under management; there are no performance or incentive fees. The Adviser pays a fee equal to 0.60% of the average net assets of the Fund (0.50% with respect to the average net assets in excess of $30 million).


 A discussion regarding the basis for the Board of Directors approving the investment advisory and sub-advisory agreements with the Adviser is available in the Fund's annual report to shareholders for the period ended September 30, 2005.


                            THE FUND'S SHARE PRICE

 The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value. The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on most national holidays and on Good Friday. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. It values most money market instruments it holds, which mature in 60 days or less, at their amortized cost. The Fund will process purchase orders and redemption orders that it receives in good order prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. It will process purchase orders and redemption orders that it receives in good order AFTER the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.

 If market quotations are not readily available, the Fund will value securities at their fair value pursuant to procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.

                               PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUND

   1. Read this Prospectus carefully

   2. Determine how much you want to invest keeping in mind the following minimums*<F7>:

      A.  NEW ACCOUNTS
          o   All Accounts                                      $1,000

      B.  EXISTING ACCOUNTS
          o   Dividend reinvestment                         No Minimum
          o   Automatic Investment Plan                           $ 50
          o   All other accounts                                  $100

      *<F7>  Servicing Agents may impose different minimums.

   3. Complete the Purchase Application included in this Prospectus, carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. (The Fund has additional Purchase Applications and remittance forms if you need them.) If you have any questions, please call 1-800-811-5311.

      In compliance with the USA Patriot Act of 2001, please note that the transfer agent will verify certain information on your application as part of the Fund's Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the transfer agent at 1-800-811-5311 if you need additional assistance when completing your application.

      If the Fund does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund reserves the right to close the account within 5 business days if clarifying information/documentation is not received.

   4. Make your check payable to "FMI Provident Trust Strategy Fund." All checks must be drawn on U.S. banks. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. U.S. BANCORP FUND SERVICES, LLC, THE FUND'S TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED TO THE TRANSFER AGENT. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT.

   5. Send the application and check to:

      BY FIRST CLASS MAIL

      FMI Provident Trust
        Strategy Fund
      c/o U.S. Bancorp Fund Services, LLC
      P.O. Box 701
      Milwaukee, WI  53201-0701

      BY OVERNIGHT DELIVERY
      SERVICE OR
      REGISTERED MAIL

      FMI Provident Trust
        Strategy Fund
      c/o U.S. Bancorp Fund Services, LLC
      615 East Michigan Street, 3rd Floor
      Milwaukee, WI  53202-5207

PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

   6. You may purchase shares by wire transfer.

      Initial Investment by Wire - If you wish to open an account by wire, please call 1-800-811-5311 or 1-414-765-4124 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given.

      Subsequent Investments by Wire - Please call 1-800-811-5311 or 1-414-765-4124 before you wire funds in order to advise the transfer agent of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

      YOU SHOULD WIRE FUNDS TO:

      U.S. Bank, N.A.
      777 East Wisconsin Avenue
      Milwaukee, WI  53202
      ABA #075000022

      CREDIT:
      U.S. Bancorp Fund Services, LLC
      Account #112-952-137

      FURTHER CREDIT:
      FMI Provident Trust Strategy Fund
      (shareholder registration)
      (shareholder account number)

 PLEASE REMEMBER THAT U.S. BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUND AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

PURCHASING SHARES FROM BROKER-DEALERS,
FINANCIAL INSTITUTIONS AND OTHERS

 Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser. Some broker-dealers may purchase and redeem shares on a three-day settlement basis.

 The Fund may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Fund as an investment alternative in the programs they offer or administer. Servicing agents may:

 o Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Fund's minimum purchase requirement.

 o Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

 o Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

 o Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

 o Be authorized to receive purchase orders on the Fund's behalf (and designate other Servicing Agents to accept purchase orders on the Fund's behalf). If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund's behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.

 If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. Investors purchasing or redeeming through a servicing agent need to check with the servicing agent to determine whether the servicing agent has entered into an agreement with the Fund. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUND

 The Fund may reject any Purchase Applications for any reason. The Fund will not accept purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Fund. Shares of the Fund have not been registered for sale outside of the United States.

 The Fund will not issue certificates evidencing shares purchased unless the investor makes a written request for a certificate. The Fund will send investors a written confirmation for all purchases of shares whether or not evidenced by certificates.

 The Fund offers an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Fund also offers the following retirement plans:

 o   Traditional IRA
 o   Roth IRA
 o   Coverdell Education Savings Account
 o   SEP-IRA
 o   Simple IRA
 o   401(k) Plan
 o   Defined Contribution Retirement Plan
 o   403(b)(7) Custodial Accounts

 Investors can obtain further information about the automatic investment plan and the retirement plans by calling the Fund at 1-800-811-5311. The Fund recommends that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

                                REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

   1. Prepare a letter of instruction containing:

      o   account number(s)

      o   the amount of money or number of shares being redeemed

      o   the name(s) on the account

      o   daytime phone number

      o additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Fund's transfer agent, U.S. Bancorp Fund Services, LLC, in advance, at 1-800-811-5311 if you have any questions.

   2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

   3. If you hold physical certificates for your shares, they should be mailed to or deposited with U.S. Bancorp Fund Services, LLC and should be accompanied with a written request for redemption. The written request should contain a signature guarantee. Even though the back of the certificate contains a line for a signature and signature guarantee, please return the certificates unsigned.

   4. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

      o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered.

      o The redemption proceeds are to be sent to an address other than the address of record.

      o As noted above, the redemption request involves physical certificates.

      o The redemption request is made within 30 days after an address change.

      o   To change bank information on your account.

      o Any redemption transmitted by Federal wire transfer to a bank other than the bank of record.

A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

   5. Send the letter of instruction to:

      BY FIRST CLASS MAIL

      FMI Provident Trust Strategy Fund
      c/o U.S. Bancorp Fund Services, LLC
      P.O. Box 701
      Milwaukee, WI  53201-0701

      BY OVERNIGHT DELIVERY
      SERVICE OR
      REGISTERED MAIL

      FMI Provident Trust Strategy Fund
      c/o U.S. Bancorp Fund Services, LLC
      615 East Michigan Street, 3rd Floor
      Milwaukee, WI  53202-5207

PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

 If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so. Servicing Agents may charge you a fee for this service.

REDEMPTION PRICE

 The redemption price per share you receive for redemption requests is the next determined net asset value after:

 o U.S. Bancorp Fund Services, LLC receives your written request in good order with all required information and documents as necessary. Shareholders should contact U.S. Bancorp Fund Services, LLC for further information concerning documentation required for redemption of Fund shares for certain account types.

 o If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to receive redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.

PAYMENT OF REDEMPTION PROCEEDS

 o U.S. Bancorp Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the written request with all required information.

 o If you request in the letter of instruction, U.S. Bancorp Fund Services, LLC will transfer the redemption proceeds to your designated bank account by either Electronic Funds Transfer ("EFT") or wire. An EFT generally takes up to 3 business days to reach the shareholder's account whereas U.S. Bancorp Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. U.S. Bancorp Fund Services, LLC currently charges $15 for each wire redemption but does not charge a fee for EFTs.

 o Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

OTHER REDEMPTION CONSIDERATIONS

 When redeeming shares of the Fund, shareholders should consider the following:

 o   The redemption may result in a taxable gain.

 o Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

 o The Fund may delay the payment of redemption proceeds for up to seven days in all cases.

 o If you purchased shares by check, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

 o U.S. Bancorp Fund Services, LLC will transfer the redemption proceeds by EFT or by wire only if the shareholder has sent in a written request with signatures guaranteed.

 o The Fund reserves the right to refuse a telephone redemption request (which may be made only through Servicing Agents) if it believes it is advisable to do so. Both the Fund and U.S. Bancorp Fund Services, LLC may modify or terminate its procedures for telephone redemptions at any time. Neither the Fund nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a Servicing Agent cannot contact U.S. Bancorp Fund Services, LLC by telephone, it should make a redemption request in writing in the manner described earlier.

 o If your account balance falls below $500 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $500 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.

 o The Fund may pay redemption requests "in kind." This means that the Fund may pay redemption requests entirely or partially with liquid securities rather than cash. Shareholders who receive a redemption "in kind" may incur costs to dispose of such securities.

                           MARKET TIMING PROCEDURES

 Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Notwithstanding the foregoing, the Fund's Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares because the Fund has not experienced frequent purchases and redemptions of Fund shares that have been disruptive to the Fund.

 The officers of the Fund receive reports on a regular basis as to purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares. The officers of the Fund will report to the Board of Directors any such unusual trading in Fund shares that is disruptive to the Fund. In such event, the Fund's Board of Directors may reconsider its decision not to adopt policies and procedures.

                               EXCHANGING SHARES

 Shares of the Fund may be exchanged for shares of:

 o  FMI Common Stock Fund, Inc.
 o  FMI Focus Fund
 o  FMI Large Cap Fund
 o  First American Prime Obligation Fund

at the relative net asset values. (FMI Common Stock Fund, Inc., FMI Focus Fund and FMI Large Cap Fund are other mutual funds advised by the Adviser. An affiliate of U.S. Bancorp Fund Services, LLC advises First American Prime Obligations Fund, a money market mutual fund. Neither U.S. Bancorp Fund Services, LLC nor First American Prime Obligations Fund is affiliated with the Fund or the Adviser.) You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares. The registration of both the account from which the exchange is being made and the account to which the exchange is being made must be identical.

HOW TO EXCHANGE SHARES

  1. Read this Prospectus (and the prospectus for the fund for which shares are to be exchanged) carefully. (Please note that FMI Common Stock Fund, Inc. is currently closed to new investors.)

  2. Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $1,000 minimum.

  3. Write to FMI Provident Trust Strategy Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

 Call the transfer agent to obtain the necessary exchange authorization forms and any one of the following Prospectuses: (a) FMI Common Stock Fund, (b)
FMI Focus Fund, (c) FMI Large Cap Fund, or (d) First American Prime Obligations Fund. This exchange privilege does not constitute an offering or recommendation on the part of the FMI Funds or the Adviser of an investment in any of the foregoing mutual funds.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

 The Fund distributes substantially all of its net investment income and substantially all of its capital gains annually. You have four distribution options:

 o ALL REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund shares.

 o PARTIAL REINVESTMENT OPTION - Dividends will be paid in cash and capital gains distributions will be reinvested in additional Fund shares.

 o PARTIAL REINVESTMENT OPTION - Dividends will be reinvested in additional Fund shares and capital gains distributions will be paid in cash.

 o ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

 You may make this election on the Purchase Application. You may change your election by writing to U.S. Bancorp Fund Services, LLC or by calling 1-800-811-5311.

 If you elect to have dividends and/or capital gain distributions paid in cash, the Fund will automatically reinvest all distributions under $10 in additional Fund shares.

 If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

 The Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income, dividend income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). The Fund expects that its distributions generally will consist primarily of long-term capital gains.

                             FINANCIAL HIGHLIGHTS


 The financial highlights table is intended to help you understand the Fund's financial performance for the period July 1, 2005 through September 30, 2005 and for the past five fiscal years of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report which is available upon request.



                                             FOR THE PERIOD FROM                       YEARS ENDED JUNE 30,
                                               JULY 1, 2005 TO      -----------------------------------------------------------
                                              SEPTEMBER 30, 2005    2005         2004          2003          2002          2001
                                              ------------------    ----         ----          ----          ----          ----

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period              $ 7.10           $ 6.56       $ 5.22        $ 6.04        $14.02        $23.59
Income from investment operations:
   Net investment (loss) income (a)<F8>            (0.00)           (0.02)       (0.03)        (0.02)         0.06         (0.04)
   Net realized and unrealized
     gains (losses) on investments                  0.25             1.05         1.37         (0.14)(d)     (1.33)        (5.64)
                                                                                                     <F11>
                                                  ------           ------       ------        ------        ------        ------
Total from investment operations                    0.25             1.03         1.34         (0.16)        (1.27)        (5.68)

Less distributions:
   Dividends from net investment income               --               --        (0.00)*       (0.01)           --            --
                                                                                      <F12>
   Distributions from net realized gains           (0.23)           (0.49)          --         (0.65)        (6.71)        (3.89)
                                                  ------           ------       ------        ------        ------        ------
Total from distributions                           (0.23)           (0.49)       (0.00)*       (0.66)        (6.71)        (3.89)
                                                                                      <F12>
                                                  ------           ------       ------        ------        ------        ------
Net asset value, end of period                    $ 7.12           $ 7.10       $ 6.56        $ 5.22        $ 6.04        $14.02
                                                  ------           ------       ------        ------        ------        ------
                                                  ------           ------       ------        ------        ------        ------

TOTAL RETURN                                       3.49%**         16.96%       25.74%        (2.45%)      (15.68%)      (27.01%)
                                                       <F13>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)            23,100           19,534        8,187         5,802         1,765        12,265
Ratio of expenses (after reimbursement)
  to average net assets (b)<F9>                    1.00%***         1.20%        1.20%         1.21%         1.30%         1.30%
                                                       <F14>
Ratio of net investment (loss) income
  to average net assets (c)<F10>                  (0.05%)***       (0.28%)      (0.54%)       (0.54%)        0.65%        (0.12%)
                                                        <F14>
Portfolio turnover rate                            8.26%           38.45%       48.76%        51.79%       161.67%       120.34%



 (a)<F8> In 2005, 2004, 2003 and 2002, net investment (loss) income per share is calculated using average shares outstanding. In 2001, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
 (b)<F9> Computed after giving effect to Adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the period from July 1, 2005 to September 30, 2005, and for the years ended June 30, 2005, 2004, 2003, 2002 and
          2001, as follows: 2.23%, 1.82%, 1.89%, 3.11%, 3.06% and 1.56%, respectively.
(c)<F10> If the Fund had paid all of its expenses, the ratios would have been, for the period from July 1, 2005 to September 30, 2005, and for the years ended June 30, 2005, 2004, 2003, 2002 and 2001, as follows:
          (1.28%), (0.90%), (1.23%), (2.44%), (1.11%) and (0.38%), respectively.
(d)<F11> The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
  *<F12>  Amount less than $0.005 per share.
 **<F13>  Not Annualized.
***<F14>  Annualized.


                           Not part of the Prospectus

                                   FMI Funds
                                 PRIVACY POLICY

We collect the following nonpublic personal information about you:

  o Information we receive from you on or in applications or other forms, correspondence or conversations.

  o  Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

 To learn more about the FMI Provident Trust Strategy Fund, you may want to read FMI Provident Trust Strategy Fund's Statement of Additional Information (or "SAI") which contains additional information about the Fund. FMI Provident Trust Strategy Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

 You also may learn more about FMI Provident Trust Strategy Fund's investments by reading the Fund's annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of FMI Provident Trust Strategy Fund during its last fiscal year.

 The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling U.S. Bancorp Fund Services, LLC at 1-800-811-5311 or by visiting the Fund's website (http://www.fmifunds.com).

 Prospective investors and shareholders who have questions about FMI Provident Trust Strategy Fund may also call the following number or write to the following address.

 FMI Mutual Funds, Inc.
 100 East Wisconsin Avenue, Suite 2200
 Milwaukee, Wisconsin 53202
 1-800-811-5311
 www.fmifunds.com

 The general public can review and copy information about FMI Provident Trust Strategy Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about FMI Provident Trust Strategy Fund are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

 Public Reference Section
 Securities and Exchange Commission
 Washington, D.C. 20549-0102

 Please refer to FMI Mutual Funds, Inc.' s Investment Company Act File No. 811-04722 when seeking information about the FMI Provident Trust Strategy Fund from the Securities and Exchange Commission.

STATEMENT OF ADDITIONAL INFORMATION                             October 28, 2005
FOR THE FMI PROVIDENT TRUST STRATEGY FUND


                  This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the FMI Provident Trust Strategy Fund dated October 28, 2005. Requests for copies of the prospectus should be made in writing to FMI Mutual Funds, Inc., 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202, Attention: Corporate Secretary or by calling 1-800-811-5311.


                  The following financial statements are incorporated by reference to the Annual Report of FMI Provident Trust Strategy Fund (File No. 811-04722) contained in Form N-CSR, dated September 30, 2005, as filed with the Securities and Exchange Commission on October 28, 2005 (effective as of September 30, 2005, the Fund changed its fiscal year end from June 30 to September 30):


          o    Statement of Net Assets


          o    Statements of Operations


          o    Statements of Changes in Net Assets

          o    Financial Highlights

          o    Notes to the Financial Statements

          o    Report of Independent Registered Public Accounting Firm

Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-811-5311.








                             FMI MUTUAL FUNDS, INC.
                            100 East Wisconsin Avenue
                                   Suite 2200
                           Milwaukee, Wisconsin 53202

                             FMI MUTUAL FUNDS, INC.

                                Table of Contents
                                -----------------
                                                                        Page No.
                                                                        --------

GENERAL INFORMATION AND HISTORY..............................................1

INVESTMENT RESTRICTIONS......................................................1

INVESTMENT CONSIDERATIONS....................................................3

DISCLOSURE OF PORTFOLIO HOLDINGS............................................10

MANAGEMENT OF THE FUND......................................................12

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS..........................22

INVESTMENT ADVISER, PORTFOLIO MANAGERS AND ADMINISTRATOR....................23

DETERMINATION OF NET ASSET VALUE............................................28

DISTRIBUTION OF SHARES......................................................29

RETIREMENT PLANS............................................................30

AUTOMATIC INVESTMENT PLAN...................................................33

REDEMPTION OF SHARES........................................................33

EXCHANGE PRIVILEGE..........................................................34

SYSTEMATIC WITHDRAWAL PLAN..................................................34

ALLOCATION OF PORTFOLIO BROKERAGE...........................................35

CUSTODIAN...................................................................36

TAXES.......................................................................36

SHAREHOLDER MEETINGS........................................................38

CAPITAL STRUCTURE...........................................................39

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............................39

DESCRIPTION OF SECURITIES RATINGS...........................................39


                  No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information dated October 28, 2005 and the Prospectus dated October 28, 2005 and, if given or made, such information or representations may not be relied upon as having been authorized by FMI Mutual Funds, Inc.

                  The Statement of Additional Information does not constitute an offer to sell securities.

                         GENERAL INFORMATION AND HISTORY

                  FMI Mutual Funds, Inc., a Wisconsin corporation incorporated on May 23, 1986 (the "Corporation"), is an open-end management investment company consisting of one non-diversified portfolio, FMI Provident Trust Strategy Fund (the "Fund"). The Corporation is registered under the Investment Company Act of 1940 (the "Act"). The Corporation was called "Eastcliff Funds, Inc." prior to October 31, 2001. The Fund was called the FMI AAM Palm Beach Total Return Fund prior to September 9, 2002.

                             INVESTMENT RESTRICTIONS

                  The Fund has adopted the following investment restrictions, which are matters of fundamental policy. The Fund's fundamental investment restrictions cannot be changed without the approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders' meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

                  1. The Fund will not purchase securities on margin, participate in a joint-trading account, sell securities short, or write or invest in put or call options. The Fund's investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the Fund's net assets.

                  2. The Fund will not borrow money or issue senior securities, except for temporary bank borrowings (not in excess of 5% of the value of its net assets) or for emergency or extraordinary purposes, and the Fund will not pledge any of its assets, except to secure borrowings and only to an extent not greater than 10% of the value of the Fund's net assets.

                  3. The Fund will not lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements provided that repurchase agreements maturing in more than seven days plus all other illiquid securities will not exceed 10% of the Fund's net assets) and will not lend its portfolio securities. A repurchase agreement involves a sale of securities to the Fund with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount equal to an agreed upon interest rate, within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in value of the collateral during the period while such Fund seeks to enforce its rights thereto; (b) possible decreased levels of income during this period; and (c) expenses of enforcing its rights.

                  4. The Fund will not make investments for the purpose of exercising control or management of any company.

                  5. The Fund will not purchase securities of any issuer (other than the United States or an agency or instrumentality of the United States) if, as a result of such purchase, the Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of the Fund's assets, taken at current value, would be invested in securities of such issuer, except that up to 50% of the assets of the Fund may be invested without regard to these limitations.

                  6. The Fund will not concentrate more than 25% of the value of its net assets, determined at the time an investment is made, exclusive of government securities, in securities issued by companies primarily engaged in the same industry.

                  7. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Corporation or an officer, director or other affiliated person of the Fund's investment adviser.

                  8. The Fund will not acquire or retain any security issued by a company if any of the directors or officers of the Corporation, or directors, officers or other affiliated persons of the Fund's investment adviser, beneficially own more than 1/2% of such company's securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

                  9. The Fund will not act as an underwriter or distributor of securities other than shares of the Fund and may not purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "Securities Act").

                  10. The Fund will not purchase oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.

                  11. The Fund will not purchase or sell real estate, real estate mortgage loans or real estate limited partnerships.

                  12. The Fund will not purchase or sell commodities or commodities contracts.

                  13. The Fund will not invest more than 5% of its total assets in securities of issuers which have a record of less than three years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

                  The following investment limitation is not fundamental, and may be changed without shareholder approval. The Fund will not purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund; (b) securities of money market mutual funds; or (c) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission. No purchases described in (b) and (c) will be made if as a result of such purchase the Fund would hold more than 3% of any class of securities, including voting securities, of any registered investment company or more than 5% of the Fund's assets, taken at current value, would be invested in the securities of any registered investment company or in securities of registered closed-end investment companies.

                  The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund's investment restrictions will be deemed to have occurred.

                            INVESTMENT CONSIDERATIONS

                  The Prospectus describes the Fund's principal investment strategies and risks. This section expands upon that discussion and also describes non-principal investment strategies and risks.

Money Market Instruments

                  The Fund may invest in cash and money market securities. The Fund may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which it invests include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

                  The Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the highest rating category by a nationally recognized statistical rating organization (NRSRO). Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

                  The Fund may enter into repurchase agreements with banks that are Federal Reserve Member banks and non-bank dealers of U.S. government securities which, at the time of purchase, are on the Federal Reserve Bank of New York's list of primary dealers with a capital base greater than $100 million. When entering into repurchase agreements, the Fund will hold as collateral an amount of cash or government securities at least equal to the market value of the securities that are part of the repurchase agreement. A repurchase agreement involves the risk that a seller may declare bankruptcy or default. In such event the Fund may experience delays, increased costs and a possible loss.

Investment Grade Investments

                  The Fund may invest in U.S. government securities and publicly distributed corporate bonds and debentures to generate current income and possible capital gains at those times when its portfolio manager(s) believes such securities offer opportunities for long-term growth of capital, such as during periods of declining interest rates when the market value of such securities generally rises. The Fund will limit its investments in non-convertible bonds and debentures to those which have been assigned one of the three highest ratings of either Standard & Poor's Corporation (AAA, AA and A) or Moody's Investors Service, Inc. (Aaa, Aa and A). In the event a bond or debenture is downgraded after investment, the Fund may retain such security unless it is rated less than investment grade (i.e., less than BBB by Standard & Poor's or Baa by Moody's). If a non-convertible bond or debenture is downgraded below investment grade, the

Fund will promptly dispose of such bond or debenture, unless its portfolio manager(s) believes it disadvantageous to the Fund to do so.

Convertible Low-Rated Securities

                  The Fund may also invest in convertible securities (debt securities or preferred stocks of corporations which are convertible into or exchangeable for common stocks). The Fund's portfolio manager(s) will select only those convertible securities for which it believes (a) the underlying common stock is a suitable investment for the Fund and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation. The Fund may invest up to 5% of its net assets in convertible debt securities rated less than investment grade. Debt securities rated less than investment grade are commonly referred to as "junk bonds."

                  While low-rated securities generally offer higher yields than investment grade securities with similar maturities, they involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in low-rated securities are discussed below.



                  Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated security defaulted, the Fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated securities and thus in the Fund's net asset value.

                  As previously stated, the value of a low-rated security generally will decrease in a rising interest rate market, and accordingly, so normally will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of low-rated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

                  Payment Expectations. Low-rated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of low-rated securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security which would result in lower returns for the Fund.

                  Credit Ratings. Credit ratings issued by credit rating agencies evaluate the safety of principal and interest payments of rated securities. Credit ratings do not, however, evaluate the market value risk of low-rated securities and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

                  Liquidity and Valuation. The Fund may have difficulty disposing of certain low-rated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security, and accordingly, the net asset value of the Fund and its ability to dispose of particular securities when necessary to meet its liquidity needs, or in response to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many low-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities, especially in a thinly-traded market.

Government Obligations

                  The Fund may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds. These obligations differ only in terms of their interest rates, maturities and time of issuance. The Fund may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

                  Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; and others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the

U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality that issues them. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

Mortgage-Backed and Asset-Backed Securities

                  The Fund may purchase residential and commercial mortgage-backed as well as other asset-backed securities (collectively called "asset-backed securities") that are secured or backed by automobile loans, installment sale contracts, credit card receivables or other assets and are issued by entities such as GNMA, FNMA, Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These securities represent interests in pools of assets in which periodic payments of interest and/or principal on the securities are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of these securities varies with the maturities and the prepayment experience of the underlying instruments.

                  There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private shareholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

                  The Fund may also purchase mortgage-backed securities structured as CMOs. CMOs are issued in multiple classes and their relative payment rights may be structured in many ways. In many cases, however, payments of principal are applied to the CMO classes in order of their respective maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which do not accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PACs") which generally require, within certain limits, that specified amounts of principal be applied to each payment date, and generally exhibit less yield and market volatility than other classes. The classes may include "IOs" which pay distributions consisting solely or primarily for all or a portion of the interest in an underlying pool of mortgages or mortgage-backed securities. "POs" which pay distributions consisting solely or primarily of all or a portion of principal payments made from the underlying pool of mortgages or mortgage-backed securities, and "inverse floaters" which have a coupon rate that moves in the reverse direction to an applicable index.

                  Investments in CMO certificates can expose the Fund to greater volatility and interest rate risk than other types of mortgage-backed obligations. Among tranches of CMOs, inverse floaters are typically more volatile than fixed or adjustable rate tranches of CMOs. Investments in inverse floaters could protect the Fund against a reduction in income due to a decline in interest rates. The Fund would be adversely affected by the purchase of an inverse floater in the event of an increase in interest rates because the coupon rate thereon will decrease as interest rates increase, and like other mortgage-backed securities, the value of an inverse floater will decrease as interest rates increase. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying pool of mortgage loans or mortgage-backed securities. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying assets experience greater than anticipated prepayments of principal, the holder of an IO may incur substantial losses irrespective of its rating. Conversely, if the underlying assets experience slower than anticipated prepayments of principal, the yield and market value for the holders of a PO will be affected more severely than would be the case with a traditional mortgage-backed security. Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates. Prepayments are also influenced by a variety of other economic and social factors.

                  The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity.

                  In general, the collateral supporting non-mortgage asset-backed securities are of shorter maturity than mortgage loans. Like other fixed income securities, when interest rates rise the value for an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

                  Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities. These risks arise primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

                  Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause the Fund to experience difficulty in valuing or liquidating such securities.

When-Issued and Delayed-Delivery Transactions

                  The Fund may purchase securities on a when-issued or delayed-delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is made, but delivery of and payment for the securities takes place at a later date. The Fund will not accrue income with respect to securities purchased on a when-issued or delayed-delivery basis prior to their stated delivery date. Pending delivery of the securities, the Fund will maintain cash or liquid securities in an amount sufficient to meet its purchase commitments. The purpose and effect of such maintenance is to prevent the Fund from gaining investment leverage from such transactions. The purchase of securities on a when-issued or delayed-delivery basis exposes the Fund to risk because the securities may decrease in value prior to delivery. The Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage. A seller's failure to deliver securities to the Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

Preferred Stocks

                  The Fund may invest in preferred stocks. Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stocks with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Foreign Securities

                  The Fund may invest up to 25% of its assets in foreign securities. Such investments may involve risks which are in addition to the usual risks inherent in domestic investments. The value of the Fund's foreign investments may be significantly affected by changes in currency exchange rates, and the Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Fund's income without providing a tax credit for the Fund's shareholders. The Fund will limit such investments to securities of foreign issuers domiciled in Australia and the non-communist nations of Western Europe, North America and Eastern Asia. There is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations. Foreign securities include sponsored and unsponsored American Depository Receipts ("ADRs"). ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Unsponsored ADRs differ from sponsored ADRs in that the establishment of unsponsored ADRs are not approved by the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current or reliable as the information for sponsored ADRs, and the price of unsponsored ADRs may be more volatile.

Warrants and Rights

                  The Fund may invest up to 5% of its net assets in warrants or rights, valued at the lower of cost or market, which entitle the holder to buy securities during a specific period of time. The Fund will make such investments only if the underlying securities are deemed appropriate by the Fund's portfolio manager(s) for inclusion in the Fund's portfolio. Additionally, the Fund will purchase warrants or rights only if they are sold as a unit with another equity or debt security. Included in the 5% amount, but not to exceed 2% of net assets, are warrants and rights whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants and rights acquired by the Fund in units or attached to securities are not subject to these restrictions.

Illiquid Securities

                  The Fund may invest up to 10% of its net assets in securities for which there is no readily available market ("illiquid securities"). The Fund may not purchase certain securities whose disposition would be subject to legal restrictions, so-called restricted securities. The Board of Directors of the Corporation has delegated to Fiduciary Management, Inc. (the "Adviser") the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Directors has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments);
(iii) and availability of market quotations; and (iv) other permissible factors.

Portfolio Turnover

                  The Fund does not trade actively for short-term profits. However, if the objectives of the Fund would be better served, short-term profits or losses may be realized from time to time. The annual portfolio turnover rate indicates changes in the Fund's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. Increased portfolio turnover necessarily results in correspondingly heavier transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes. During the fiscal year ended June 30, 2005, the annual portfolio turnover rate for the Fund was lower than in the fiscal year ended June 30, 2004 because fewer sales of securities were necessary to meet redemption requests.

                        DISCLOSURE OF PORTFOLIO HOLDINGS



                  The Fund maintains written policies and procedures (as described below) regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund's shareholders. The Fund's Chief Compliance Officer will report periodically to the Board of Directors with respect to compliance with the Fund's portfolio holdings disclosure procedures. The Board of Directors or the Fund's Chief Compliance Officer may authorize the disclosure of the Fund's portfolio holdings prior to the public disclosure of such information.


                  The Fund may not receive any compensation for providing its portfolio holdings information to any category of persons. The Fund does not provide its portfolio holdings to rating and ranking organizations until the portfolio holdings have been disclosed on the Fund's website (as described below). The Fund may not pay any of these rating and ranking organizations. The disclosure of the Fund's portfolio holdings to Fund service providers is discussed below.

                  There may be instances where the interests of the shareholders of the Fund respecting the disclosure of information about portfolio securities may conflict with the interests of the Adviser or an affiliated person of the Fund. In such situations, the Fund's Chief Compliance Officer will bring the matter to the attention of the Board of Directors, and the Board will determine whether or not to allow such disclosure.


Disclosure to Fund Service Providers


                  The Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Fund's portfolio holdings from time to time, on an ongoing basis. As a result, such third party service providers will receive portfolio holdings information prior to and more frequently than the public disclosure of such information, but only on an as needed basis in connection with their services to the Fund. In each case, the Fund's Board of Directors has determined that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential. These third party service providers are the Fund's administrator, Fiduciary Management, Inc., the Fund's independent registered public accountants, PricewaterhouseCoopers LLP, the Fund's legal counsel, Foley & Lardner LLP, and the Fund's custodian, U.S. Bank, N.A. The Fund may also provide non-public portfolio holdings information to the Fund's financial printer in connection with the preparation, distribution and filing of the Fund's financial reports and public filings.


Website Disclosure

                  The complete portfolio holdings for the Fund are publicly available approximately 10 business days after the end of each quarter on its website (www.fmifunds.com). In addition, top ten holdings information for the Fund is publicly available on the Fund's website (www.fmifunds.com) approximately 10 to 45 business days after the end of each quarter.

                             MANAGEMENT OF THE FUND

Information Respecting Directors and Officers

                  As a Wisconsin corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors. (the Fund, the FMI Focus Fund and the FMI Large Cap Fund (the portfolios of FMI Funds, Inc.), and the FMI Common Stock Fund (the sole portfolio of FMI Common Stock Fund, Inc.) comprise a "fund complex," as such term is defined in the Act.) The name, age, address, principal occupation(s) during the past five years and other information with respect to each of the directors and officers of the Corporation are as follows:





                                                                                       Number of
                                                                                       Funds in
                                                                                        Complex
                                                                                       Overseen           Other
                             Position      Term of Office   Principal Occupation          By           Directorships
   Name, Age and             Held with     and Length of      During Past Five         Director      Held by Director
     Address                 The Fund       Time served             Years             or Officer        or Officer
     -------                 --------       -----------             -----             ----------        ----------
"Disinterested Persons" of the Fund:

Barry K. Allen, 57          Director     Indefinite Term     Mr. Allen is Executive         4       FMI Common Stock
1801 California Street                   Since October 2001  Vice President of Qwest                Fund, Inc., FMI
Denver, CO 80202                                             Communications                         Funds, Inc. and
                                                             International, Inc.                    Harley-Davidson,
                                                             (Denver, CO), a global                 Inc.
                                                             communications
                                                             company since
                                                             September 2002. From
                                                             July 2000 to
                                                             September 2002, Mr.
                                                             Allen was
                                                             President of Allen
                                                             Enterprises, LLC
                                                             (Brookfield, WI), a
                                                             private equity
                                                             investments
                                                             management company
                                                             he founded after
                                                             retiring from
                                                             Ameritech in
                                                             Chicago, IL in
                                                             July 2000.


George D. Dalton, 77        Director     Indefinite Term     Mr. Dalton is Chairman         4       FMI Common Stock
20825 Swenson Drive                      Since October 2001  and Chief Executive                    Fund, Inc., FMI
Waukesha, WI 53186                                           Officer of NOVO1 (f/k/a                Funds, Inc. and
                                                             Call_Solutions.com,                    Clark
                                                             Inc.) (Waukesha, WI), a                Consulting, Inc.
                                                             privately held company
                                                             specializing in
                                                             teleservices call
                                                             centers since January
                                                             2000.

Gordon H.                   Director     Indefinite Term     Mr. Gunnlaugsson is            4       FMI Common Stock
   Gunnlaugsson, 61                      Since October 2001  retired from M&I                       Fund, Inc., FMI
c/o Fiduciary Management,                                    Corporation (Milwaukee,                Funds, Inc. and
Inc.                                                         WI).  He was employed                  Renaissance
100 East Wisconsin                                           by M&I Corporation from                Learning
Avenue, Suite 2200                                           June 1, 1970 to                        Systems, Inc.
Milwaukee, WI 53202                                          December 31, 2000 where
                                                             he most recently
                                                             held the positions
                                                             of Executive Vice-
                                                             President and Chief
                                                             Financial Officer.

Paul S. Shain, 42           Director     Indefinite Term     Mr. Shain is Chief             4       FMI Common Stock
5520 Research Park Drive                 Since October 2001  Executive Officer of                   Fund, Inc. and
Madison, WI 53711                                            Berbee Information                     FMI Funds, Inc.
                                                             Networks (Madison,
                                                             WI), a leading
                                                             provider of
                                                             e-business
                                                             development,
                                                             infrastructure
                                                             integration and
                                                             application hosting
                                                             services and has
                                                             been employed by
                                                             such firm in
                                                             various capacities
                                                             since January 2000.


"Interested Persons" (as defined in the Act) of the Fund:

Donald S. Wilson,* 62       Director       Indefinite Term   Mr. Wilson is Vice             4       FMI Common Stock
c/o Fiduciary Management,                  Since October     Chairman, Treasurer                    Fund, Inc.
Inc.                                       2001              and Chief Compliance
100 East Wisconsin                                           Officer of Fiduciary
Avenue, Suite 2200          Vice           One Year Term     Management, Inc. which
Milwaukee, WI 53202         President      Since October     he co-founded in 1980.
                            and Secretary  2001

Ted D. Kellner, 59          President      One Year Term     Mr. Kellner is Chairman        4       FMI Common Stock
c/o Fiduciary Management,   and Treasurer  Since October     of the Board and Chief                 Fund, Inc., FMI
Inc.                                       2001              Executive Officer of                   Funds, Inc. and
100 East Wisconsin                                           Fiduciary Management,                  Marshall &
Avenue, Suite 2200                                           Inc. which he                          Ilsley
Milwaukee, WI 53202                                          co-founded in 1980.                    Corporation

Patrick J. English, 44      Vice           One Year Term     Mr. English is                 4       FMI Common Stock
c/o Fiduciary Management,   President      Since October     President of Fiduciary                 Fund, Inc. and
Inc.                                       2001              Management, Inc. and                   FMI Funds, Inc.
100 East Wisconsin                                           has been employed by
Avenue, Suite 2200                                           the Adviser in various
Milwaukee, WI 53202                                          capacities since
                                                             December, 1986.

Kathleen M. Lauters, 53     Chief          At Discretion     Ms. Lauters has been           4       None.
c/o Fiduciary Management,   Compliance     of Board Since    the Fund's Chief
Inc.                        Officer        September 2004    Compliance Officer
100 East Wisconsin                                           since September, 2004.
Avenue, Suite 2200                                           From June 1995 to
Milwaukee, WI 53202                                          September 2004 Ms.
                                                             Lauters was employed by
                                                             Strong Capital
                                                             Management, most
                                                             recently as Senior
                                                             Compliance Analyst

Camille F. Wildes, 53       Vice           One Year Term     Ms. Wildes is a Vice           4       None.
c/o Fiduciary Management,   President      Since October     President of Fiduciary
Inc.                        and            2001              Management, Inc. and
100 East Wisconsin          Assistant                        has been employed by
Avenue, Suite 2200          Treasurer                        the Adviser in various
Milwaukee, WI 53202                                          capacities since
                                                             December, 1982.



---------------------------
*Mr. Wilson is an interested person of the Fund because he is an officer of the Fund and the Adviser.

Committees

                  The Corporation's Board of Directors has created an audit committee whose members consist of Messrs. Allen, Dalton, Gunnlaugsson and Shain. The primary functions of the audit committee are to recommend to the Board of Directors the independent registered public accounting firm to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Fund's internal controls and to review certain other matters relating to the independent registered public accounting firm used by the Fund and the Fund's financial records. The audit committee met twice in fiscal 2005.

                  The Fund's Board of Directors has no other committees.

Compensation


                  During the twelve month period ended September 30, 2005, the Corporation paid $2,250 in director's fees to the current directors. For the fiscal year ended June 30, 2005, the Corporation paid each director who is not an officer a fee of $1,000 for each meeting of the Board of Directors attended, and each member of the audit committee an annual fee of $500. For the fiscal year ending September 30, 2006, the Corporation will pay each director who is not an officer a fee of $500 for each meeting of the Board of Directors attended, and each member of the audit committee an annual fee of $250.

                  The table below sets forth the aggregate compensation paid by the Corporation to each of the directors of the Corporation for the twelve month period ended September 30, 2005 and the total compensation paid by the Corporation and the fund complex to each of the directors of the Corporation for the twelve month period ended September 30, 2005, with respect to the Corporation, and the twelve month period ended September 30, 2005 for the other funds in the complex:








                               COMPENSATION TABLE

                                                                      Total
                                                                   Compensation
                                                            from Corporation and Fund
           Name of               Aggregate Compensation              Complex
           Person                 from Corporation          Paid to Directors (1)
           ------                 ----------------          -----------------
Disinterested Persons of the Fund:
Barry K. Allen                           $2,250                     $13,500
George D. Dalton                         $2,250                     $13,500
Gordon H. Gunnlaugsson                   $2,250                     $13,500
Paul S. Shain                            $2,250                     $13,500
Interested Persons of the Fund:
Donald S. Wilson                          $0                          $0



(1) The Fund, the FMI Focus Fund and the FMI Large Cap Fund (the portfolios of FMI Funds, Inc.), and the FMI Common Stock Fund (the sole portfolio of FMI Common Stock Fund, Inc.) comprise a "fund complex," as such term is defined in the Act.

Proxy Voting Policies

                  The sub-adviser of the Fund, Provident Trust Company ("Provident"), will make proxy voting decisions on securities held in the Fund's portfolio in accordance with its proxy voting policies and procedures. Provident's proxy voting policies and procedures are dynamic and subject to periodic review and change. Provident will exercise its voting responsibilities in a manner that is consistent with the general antifraud provisions of the Act, as well as its fiduciary duties under federal and state law to act in the best interests of the Fund. The discussion that follows sets forth a description of the material terms of Provident's proxy voting policies and procedures.

                  Information on how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, on the Fund's website at www.fmifunds.com and (2) on the website of the Securities and Exchange Commission at http://www.sec.gov.

                  General Voting Policy. Provident monitors corporate events and reviews the issues to be voted upon, and votes all proxies in accordance with its proxy voting policies and procedures. The voting policies set forth below serve solely as general guidelines. There may be instances where Provident will not vote proxies in strict accordance with the policies described below. In general, Provident votes proxies in a manner designed to maximize the value of the Fund's investments. In evaluating a particular proxy proposal, Provident will take into consideration, among other things, the period of time over which the voting shares of the company in question are expected to be held, the size of the position, the costs involved in the proxy proposal and the existing governance documents of the company, as well as the company's management and operations.

                  Provident generally votes proxies in accordance with management's recommendations on most issues because the capability of management is one of the criteria that Provident uses in selecting stocks. Provident believes that the management of a company will normally have more specific expertise and knowledge as to that company's operations, and should be in a good position to make a well-informed recommendation.

                  However, when Provident believes that management of a company is acting on its own behalf, instead of on behalf of the best interests of the company and its shareholders, or when Provident believes that management is acting in a manner that is adverse to the rights of the company's shareholders, Provident will vote against management's recommendations. For example, Provident will not support management on any resolution if it:

          o    Would enrich management excessively.

          o Would sell or merge the company without the approval of a majority of shares entitled to vote.

          o Would deter potential interests in an acquisition or similar corporate transaction at a fair price.

          o    Would result in unreasonable costs.

          o    Would disadvantage the company relative to other companies.

                  The discussion that follows sets forth the material terms of Provident's proxy voting procedures and policies.

                  Proposals Relating to the Election of the Board of Directors. Provident believes that good governance starts with an independent board of directors all of whose members are elected annually by confidential voting. In addition, key board committees should be entirely independent.

          o Provident will generally vote proxies in favor of the election of directors that results in a board made up of a majority of independent directors.

          o Provident may withhold proxy votes for non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

          o Provident will hold directors accountable for the actions of the committees on which they serve. For example, Provident may withhold proxy votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements, propose equity-based compensation plans that unduly dilute the ownership interests of shareholders or approve the repricing of outstanding options without shareholder approval.

          o On occasion, in situations where Provident is extremely displeased with management's performance, Provident may withhold proxy votes or vote proxies against management's slate of directors and other management proposals as a means of communicating its dissatisfaction.

          o Provident may also withhold proxy votes or vote proxies against directors who have approved new shareholder rights plans (poison pills) or extended existing plans.

          o Provident may also withhold proxy votes or vote proxies against directors who have authorized the issuance of "blank check" preferred stock for other than legitimate financing needs or preferred stock with conversion rights that could significantly dilute common shareholders.

          o Provident may also withhold proxy votes or vote proxies against directors who have authorized the company to engage in financing involving the issuance of preferred stock, convertible debt or other convertible securities that is designed to result in downward pressure on a company's stock price, without shareholder approval.

          o Provident may also withhold proxy votes or vote proxies against directors who have authorized any related party transactions that raise serious conflict of interest concerns.

          o Provident may also withhold proxy votes or vote proxies against directors who have served on the board of a company at which there is evidence of fraud, serious misconduct or other ethical violations.

                  Proposals Relating to Classified Boards. Provident views the election of a company's board of directors as one of the most fundamental rights held by shareholders of the company. Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, Provident generally votes proxies against proposals that would result in classified boards. Provident may vote proxies in favor of shareholder or management proposals to declassify a board of directors.

                  Proposals Relating to Corporate Restructuring. Provident votes proxies on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations and asset sales, on a case-by-case basis.

                  Proposals Relating to Cumulative Voting. Provident generally votes proxies in favor of proposals to adopt cumulative voting. However, where the rights of the shareholder are protected by an entirely independent nominating committee and a majority of the board of directors is independent, Provident may abstain from voting on, or vote proxies against, a shareholder proposal to adopt cumulative voting.

                  Proposals Relating to Dual Class Capitalizations. Provident generally votes proxies against proposals for a separate class of stock with disparate voting rights.

                  Proposals Relating to Equal Access. Provident generally votes proxies in favor of shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board of directors.

                  Proposals Relating to Golden Parachutes. Provident opposes the use of accelerated employment contracts that will result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, Provident will vote proxies against such "golden parachute" plans. Adoption of such golden parachutes generally will result in Provident withholding proxy votes for directors who approve such contracts and stand for re-election at the next shareholder meeting.

                  Proposals Relating to Greenmail. Provident generally votes proxies in favor of proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

                  Proposals Relating to Increases in Authorized Common Stock. Provident reviews proposals to increase the number of shares of common stock authorized for issuance on a case-by-case basis. Provident may approve increases in authorized shares as a result of a recent stock split, with respect to a pending stock split or if the company otherwise presents a compelling need for the additional shares.

                  Proposals Relating to Mergers and Acquisitions. Provident considers mergers and acquisitions on a case-by-case basis, taking into account at least the following:

          o    offer price (cost vs. premium);

          o    anticipated financial and operating benefits;

          o    prospects of the combined companies;

          o    how the deal was negotiated; and

          o changes in corporate governance and their impact on shareholder rights.

                  Proposals Relating to Reincorporation. Provident examines proposals to change a company's state or country of incorporation on a case-by-case basis to evaluate the necessity of the change and to weigh potential economic benefits against any long-term costs, such as the loss of shareholder rights or financial penalties.

                  Proposals Relating to Shareholders' Rights. Provident views the exercise of shareholders' rights - including the right to act by written consent, to call special meetings and to remove directors - to be fundamental to corporate governance. Provident generally votes proxies in favor of proposals to lower barriers to shareholder action. Provident generally votes proxies against proposals that provide that directors may be removed only for cause. Provident generally votes proxies in favor of proposals to restore shareholder ability to remove directors with or without cause.

                  Proposals Relating to Supermajority Voting. Provident believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote. Provident generally votes proxies in favor of proposals to remove super-majority voting requirements for certain types of actions, including mergers. Provident generally votes proxies against proposals to impose super-majority requirements.

                  Proposals Relating to Compensation. Provident reviews all proposals relating to management and director compensation in light of the company's performance and corporate governance practices. Provident normally votes proxies against significant compensation increases or compensation not tied to the company performance in instances where it believes the company is underperforming and/or management has not added value to the company.

                  Proposals Relating to Equity-Based Compensation Plans. Provident encourages the use of reasonably designed equity-based compensation plans that align the interests of corporate management with those of shareholders by providing officers and employees with an incentive to increase shareholder value. Conversely, Provident is opposed to plans that substantially dilute existing ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features. Provident believes all awards of stock-based compensation should be reasonable in light of company and management performance and the industry peer group.

          o Provident reviews proposals to approve equity-based compensation plans on a case-by-case basis. In evaluating the proposal, Provident assesses the dilutive effect of the plan based on a profile of the company and similar companies. Provident will generally vote proxies against a plan if it determines that it would be too dilutive.

          o Provident generally votes proxies against plans that have any of the following structural features: ability to reprice underwater options, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options or automatic share replenishment feature.

          o Provident generally votes proxies in favor of measures intended to increase long-term stock ownership by executives.

          o Provident generally votes proxies in favor of the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of the lower of the market price on the first or last day of the offering period.

                  Proposals Relating to Approval of Independent Auditors. Provident believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that comply with applicable laws and regulations and do not, in the aggregate, raise any appearance of impaired independence.

          o Provident may vote proxies against the approval or ratification of auditors where non-audit fees make up a substantial portion of the total fees paid by the company to the audit firm.

          o Provident will evaluate the approval or ratification of auditors on a case-by-case basis in instances in which the audit firm has substantial non-audit relationships with the company (regardless of its size relative to the audit fee) to determine whether it believes independence has been compromised.

                  Proposals Relating to Social, Political and Environmental Issues. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. Provident generally votes proxies against these types of proposals, although it may make exceptions in certain instances where it believes a proposal has substantial economic implications.

                  Other Situations. No set of guidelines can anticipate all situations that may arise. With respect to proposals not addressed by these guidelines, Provident will vote in a manner that it considers to be in the best interests of the Fund.

                  Conflicts of Interest. If Provident determines that voting a particular proxy would create a conflict of interest between the interests of the Fund and its shareholders on the one hand and the interests of Provident, the Adviser or any affiliate of the Fund, Provident or the Adviser on the other hand, then Provident will take one of the following steps to resolve the conflict:

          (1) Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on its part;

          (2) Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service;

          (3) Refer the proxy to the Fund or to a fiduciary of the Fund for voting purposes;

          (4) Suggest that the Fund engage another party to determine how the proxy should be voted; or

          (5) Disclose the conflict to the Board of Directors of the Fund (or its delegate) and obtain the Board of Directors' (or its delegate's) direction to vote the proxies.

Code of Ethics

                  The Fund and the Adviser have adopted separate codes of ethics pursuant to Rule 17j-1 under the Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

Range of Directors' Equity Ownership

                  The following table sets forth the dollar range of equity securities beneficially owned by each director, as of December 31, 2004 (this is also the valuation date):





Name of Director               Dollar Range of Equity Securities in the Fund  Aggregate Dollar Range of Equity Securities
----------------               ---------------------------------------------  -------------------------------------------
                                                                              in All Registered Investment Companies
                                                                              --------------------------------------
                                                                              Overseen by Director in Family of
                                                                              ---------------------------------
                                                                              Investment Companies*
                                                                              ---------------------
Disinterested Persons

Barry K. Allen                 None                                           Over $100,000

George D. Dalton               None                                           Over $100,000

Gordon H. Gunnlaugsson         None                                           Over $100,000

Paul S. Shain                  None                                           Over $100,000

Interested Persons

Donald S. Wilson               Over $100,000                                  Over $100,000


------------------------------
* The "Family of Investment Companies" includes the Corporation, the FMI Funds, Inc. and the FMI Common Stock Fund, Inc.

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

                  Set forth below are the names and addresses of all holders of the Fund's shares who as of September 30, 2005 beneficially owned more than 5% of the Fund's then outstanding shares, as well as the number of shares of such Fund beneficially owned by all officers and directors of the Fund as a group.




                                                                  Amount of                       Percentage
        Name and Address of Beneficial Owner                Beneficial Ownership                  Ownership
        ------------------------------------                --------------------                  ---------
Marshall & Ilsley Trust Co. Cust.*                                868,176                           26.93%
FBO Provident Trust Co.
Ret Plan - Stock Fund
1000 North Water Street
Milwaukee, WI 53202

National Financial Services LLC                                   256,609                            7.96%
FBO The Exclusive Benefit of Customers
200 Liberty Street
New York, NY  10281-1003

Officers and directors as a group (9 persons)                      77,420                            2.40%



---------------------------------------------
*  Owned of record.

                  The Provident Trust Company Retirement Plan holds with sole or shared power to vote more than 25% of the outstanding shares of the Fund, and thus may be deemed to control the Fund and may be able to greatly affect (if not determine) the outcome of any shareholder vote brought solely before the shareholders of the Fund. Marshall & Ilsley Trust Co. is the record holder of these shares. The Corporation does not control any person.

                INVESTMENT ADVISER, SUB-ADVISER AND ADMINISTRATOR

                  The investment adviser to the Fund is Fiduciary Management, Inc. and the sub-adviser to the Fund is Provident (also referred to herein as the "Sub-Adviser").

Investment Adviser


                  The Adviser is a Wisconsin corporation and a registered investment adviser. The Adviser is controlled by Mr. Ted D. Kellner. The Adviser's executive officers are Mr. Ted D. Kellner, Chairman of the Board and Chief Executive Officer; Mr. Donald S. Wilson, Vice Chairman, Treasurer and Chief Compliance Officer; Mr. Patrick J. English, President; Mr. John S. Brandser, Vice President and Secretary; Ms. Camille F. Wildes, Vice President; Ms. Jody L. Reckard, Vice President; Bladen J. Burns, Vice President; Cyril M. Arsac, Vice President and Michael S. Stanley, Vice President. The directors of the Adviser are Messrs. Kellner and Wilson.


                  Pursuant to an investment advisory agreement entered into between the Corporation, on behalf of the Fund, and the Adviser (the "Management Agreement"), the Adviser provides consulting, investment and administrative services to the Fund. The specific investments for the Fund will be made by the Adviser or one or more sub-advisers selected for the Fund by the Adviser. The Adviser has overall responsibility for assets under management, provides overall investment strategies and programs for the Fund, selects sub-advisers, allocates assets among the sub-advisers and monitors and evaluates the sub-advisers' performance. The Adviser and the Fund have entered into a sub-advisory agreement with the Sub-Adviser. The Adviser pays the Sub-Adviser a fee equal to 0.60% of the average net assets of the Fund (0.50% with respect to the average net assets in excess of $30 million). The Adviser also provides the Fund with office space, equipment and personnel necessary to operate and administer the Fund's business and to supervise the provision of services by third parties such as the transfer agent and the custodian.

                  The Adviser receives an annual investment advisory fee as follows:



Average Daily Net Assets                 Fee as Percentage of Average Daily Net
                                                       Assets
     $0-$30,000,000                                    0.75%
$30,000,001-$100,000,000                               0.65%
    Over $100,000,000                                  0.60%




                  During the period July 1 to September 30, 2005 and the fiscal years ended June 30, 2005, 2004, and 2003, the Fund paid advisory fees of $41,007, $89,001, $53,475 and $45,310, respectively, pursuant to the Management Agreement.

                  The Fund paid all of its own expenses not assumed by the Adviser or its administrator including, without limitation, the cost of preparing and printing its registration statement required under the Securities Act of 1933 and the Act and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, fees paid to directors who are not interested persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the Fund's assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents.

                  Effective July 1, 2005, the Adviser will reimburse the Fund for expenses in excess of 1.00% of the Fund's average daily net assets. Prior to July 1, 2005, the Adviser reimbursed the Fund pursuant to the following schedule:

          o for expenses in excess of 1.2% of the Fund's first $20,000,000 in average daily net assets;

          o for expenses in excess of 1.1% of the Fund's next $10,000,000 in average daily net assets;

          o for expenses in excess of 1.0% of the Fund's next $20,000,000 in average daily net assets;

          o for expenses in excess of 0.9% of the Fund's next $50,000,000 in average daily net assets; and

          o for expenses in excess of 0.8% of the Fund's average daily net assets in excess of $100,000,000.

                  The Adviser may voluntarily continue the above-referenced reimbursement, but, contractually, will be obligated to reimburse the Fund to the extent that the aggregate annual operating expenses exceed that percentage of the daily net assets of the Fund for such year that is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, 2%. As of the date of this Statement of Additional Information the shares of the Fund is not qualified for sale in any state which imposes an expense limitation. Set forth below is a table showing the expense reimbursements for the past three fiscal years:



Fiscal Year              Ratio of Expenses After Reimbursement to Average Net Assets
-----------              -----------------------------------------------------------
September 30, 2005                                 1.00%
June 30, 2005                                      1.20%
June 30, 2004                                      1.20%
June 30, 2003                                      1.21%



                  The Sub-Adviser is obligated to pay to the Adviser an amount equal to the product of (a) the ratio of the total fee paid to the Sub-Adviser in any fiscal year (as the numerator) to the total fee paid to the Adviser in any fiscal year (as the denominator) times (b) any fee waiver or expense reimbursement that the Adviser is obligated to pay to the Fund in any fiscal year.


                  The Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit. During the period July 1 to September 30, 2005 and the fiscal years ended June 30, 2005, 2004 and 2003, the Fund was reimbursed $67,482, $73,853, $49,355 and $84,933, respectively, for excess expenses.


                  The benefits derived by the Adviser from soft dollar arrangements are described under the caption "Allocation of Portfolio Brokerage." None of the directors who are Disinterested Persons, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

Sub-Adviser and Portfolio Managers

                  As of the date hereof, the Sub-Adviser is the sole sub-adviser of the Fund, and has entered into a sub-advisory contract with the Fund and the Adviser (the "Sub-Advisory Agreement"). Pursuant to its Sub-Advisory Agreement, the Sub-Adviser makes specific portfolio investments in accordance with the Fund's investment objective and the Sub-Adviser's investment approach and strategies.

                  The Sub-Adviser is controlled by J. Scott Harkness.

                  Sub-Adviser(s) of the Fund are employed and may be terminated by the Adviser subject to prior approval by the Board of Directors of the Corporation. The employment of a new sub-adviser currently requires the prior approval of the shareholders of the Fund. The Corporation, however, may request an order of the Securities and Exchange Commission exempting the Fund from the requirements under the Investment Company Act of 1940 relating to shareholder approval of a new sub-adviser. There can be no assurance that the Corporation will request such an order, or, if requested, that such an order will be granted with respect to the Fund. Selection and retention criteria for sub-adviser include: (i) their historical performance records; (ii) consistent performance in the context of the markets; (iii) organizational stability and reputation;
(iv) the quality and depth of investment personnel; and (v) the ability of the sub-adviser to apply its approach consistently. Each sub-adviser will not necessarily exhibit all of the criteria to the same degree. Sub-Advisers are paid by the Adviser (not by the Fund).

                  The Sub-Adviser's activities are subject to general supervision by the Adviser and the Board of Directors of the Corporation. Although the Adviser and the Board do not evaluate the investment merits of the Sub-Adviser's specific securities selections, they do review the performance of each sub-adviser relative to the selection criteria.


                  During the period July 1 to September 30, 2005 and the fiscal years ended June 30, 2005, 2004, and 2003, the Adviser paid sub-advisory fees of $32,806, $71,201, $42,780 and $36,248, respectively, pursuant to the
Sub-Advisory Agreement. During the period July 1 to September 30, 2005 and the fiscal years ended June 30, 2005, 2004, and 2003, the Sub-Adviser reimbursed the Adviser $51,586, $59,082, $39,484 and $67,946, respectively, for excess expenses.


                  As mentioned above, currently, the sole sub-adviser to the Fund is Provident. Provident employs individuals to manage the Fund's portfolio. These portfolio managers to the Fund may have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of December 31, 2004.



                                       Number of Other Accounts Managed and Total      Number of Accounts and Total Assets for Which
                                                 Assets by Account Type                      Advisory Fee is Performance-Based
                                     Registered      Other Pooled                     Registered      Other Pooled
                                     Investment      Investment          Other        Investment      Investment              Other
                                     Companies       Vehicles          Accounts       Companies       Vehicles              Accounts
Name of Portfolio Managers
J. Scott Harkness                         N/A              N/A             228             N/A               N/A                N/A

                                           $0              $0     $497,603,704              $0                $0                $0
Michael A. Schelble                       N/A              N/A             116             N/A               N/A                N/A

                                           $0              $0     $133,274,713              $0                $0                $0


                  The portfolio managers of the Sub-Adviser are often responsible for managing other accounts. The Sub-Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of the Fund and other accounts may raise potential conflicts of interest due to the interest held by the Sub-Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between the Fund and another account and allocation of aggregated trades). The Sub-Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Sub-Adviser has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.


                  The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of December 31, 2004.





                                                                                          Method Used to Determine Compensation
                                                                                      (Including Any Differences in Method Between
Name of Portfolio Managers              Form of Compensation   Source of Compensation                 Account Types)
--------------------------              --------------------   ----------------------                 --------------
J. Scott Harkness                           Salary/Bonus              Provident        Mr. Harkness receives a fixed salary that is
                                                                                       set by Provident Trust Company's Boart of
                                                                                       Directors in its sole discretion. In setting
                                                                                       the salary, the Board may consider any
                                                                                       factors it deems appropriate. He also
                                                                                       receives a bonus based primarily on the
                                                                                       overall profitability of Provident before
                                                                                       taxes for the current fiscal year.


Michael A. Schelble                         Salary/Bonus              Provident        Mr. Schelble receives a fixed salary that is
                                                                                       set by Provident Trust Company's Boart of
                                                                                       Directors in its sole discretion. In setting
                                                                                       the salary, the Board may consider any
                                                                                       factors it deems appropriate. He also
                                                                                       receives a bonus based primarily on the
                                                                                       overall profitability of Provident before
                                                                                       taxes for the current fiscal year.




The dollar range of shares of the Fund beneficially owned by Mr. Harkness is over $1,000,000 and the dollar range of shares of the Fund beneficially owned by Mr. Schelble is $100,001-$500,000.

Administrator


                  Fiduciary Management, Inc. is also the Administrator to the Fund. Pursuant to an administration agreement entered into between the Fund and the Adviser (the "Administration Agreements"), the Adviser prepares and maintains the books, accounts and other documents required by the Act, calculates the Fund's net asset value, responds to shareholder inquiries, prepares the Fund's financial statements, prepares reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund's financial accounts and records and generally assists in all aspects of the Fund's operations. The Adviser at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the Adviser receives from the Fund a fee of 0.2% per annum on the first $25,000,000 of the daily net assets of the Fund, 0.1% per annum on the next $20,000,000 of the daily net assets of the Fund and 0.05% per annum of the daily net assets of the Fund over $45,000,000, subject to a fiscal year minimum of $20,000. The Adviser has waived this minimum fee for the Fund. The Adviser separately charges the Fund varying fees for blue-sky filings. During the period July 1 to September 30, 2005 and the the fiscal years ended June 30, 2005, 2004, and 2003, the Fund paid the Adviser $14,935, $26,351, $18,054 and $13,112, respectively, pursuant to the Fund's Administration Agreement.


Term of Agreements and Liability

                  The Management Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of a majority of the Fund's shareholders, on 60 days written notice to the Adviser and by the Adviser on the same notice to the Fund, and that it shall be automatically terminated if it is assigned. The Sub-Advisory Agreement will continue in effect for as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation, or, in the case of the Management Agreement, by the vote of a majority (as defined in the Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Management Agreement or Sub-Advisory Agreement relating to the Fund or interested persons of the Adviser or Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement provides that either party upon giving 30 days written notice to the other party may terminate it and that it shall be automatically terminated if it is assigned. The Administration Agreement will remain in effect until terminated. The Administration Agreement provides that it may be terminated at any time without the payment of any penalty by the Board of Directors of the Corporation on 90 days written notice to the Adviser and by the Adviser on the same notice to the Fund.

                  The Management Agreement, the Sub-Advisory Agreement and the Administration Agreement provides that the Adviser and the Sub-Adviser, shall not be liable to either the Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Management Agreement, the Sub-Advisory Agreement and the Administration Agreement also provide that the Adviser, the Sub-Adviser, and their respective officers, directors and employees, may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

                        DETERMINATION OF NET ASSET VALUE

                  The net asset value of the Fund normally will be determined as of the close of regular trading (currently 4:00 P.M. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The per share net asset value of the Fund is determined by dividing the total value of the Fund's net assets (i.e., its assets less its liabilities) by the total number of its shares outstanding at that time.

                  In determining the net asset value of the Fund's shares, securities that are listed on national securities exchanges are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market (collectively "Nasdaq traded securities") are valued at the Nasdaq Official Closing Price ("NOCP"). Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the most recent bid price. Other securities will be valued by an independent pricing service at the most recent bid price, if market quotations are readily available.

                  Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Corporation's Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Short-term debt instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Fund may value the security at its fair value.

                             DISTRIBUTION OF SHARES


                  The Fund has adopted a Distribution Plan (the "Plan") in anticipation that the Fund will benefit from the Plan through increased sales of shares, thereby reducing the Fund's expense ratio and providing an asset size that allows the Adviser greater flexibility in management. The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund's average daily net assets. However, the Fund presently intends not to utilize the Plan or pay any 12b-1 fees during the fiscal year ending September 30, 2006. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and sales marketing activities of financial institutions and others, such as dealers or distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. Distribution expenses will be authorized by the officers of the Corporation as the Fund does not currently employ a distributor. To the extent any activity financed by the Plan is one which the Fund may finance without a 12b-1 plan, the Fund may also make payments to finance such activity outside of the Plan and not be subject to its limitations.


                  The Plan may be terminated by the Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund. Messrs. Allen, Dalton, Gunnlaugsson and Shain are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the shareholders of the Fund and the Board of Directors, including the Rule 12b-1 Directors.


                  While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the

Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a distributor, if any, or officers of the Corporation. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors. The Fund did not incur any distribution costs pursuant to the Plan during the fiscal year ended September 30, 2005.


                                RETIREMENT PLANS

                  The Fund offers the following retirement plans that may be funded with purchases of shares of the Fund and may allow investors to reduce their income taxes:

Individual Retirement Accounts and Coverdell Education Savings Accounts

                  Individual shareholders may establish their own Individual Retirement Account ("IRA"). The Fund currently offers a Traditional IRA, a Roth IRA and Coverdell Education Savings Account (an "Education IRA"), that can be adopted by executing the appropriate Internal Revenue Service ("IRS") Form.

                  Traditional IRA. In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the shareholder is an "active participant" in an employer-sponsored retirement plan and the shareholder's income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the shareholder's own contributions for which the shareholder did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59-1/2 may be subject to an additional 10% tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the shareholder attains age 70-l/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

                  Roth IRA. In a Roth IRA, amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the shareholder has held the IRA for certain minimum periods of time (generally, until age 59-1/2). Shareholders whose income exceeds certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the shareholder's contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the shareholder. Following the death of the shareholder, certain minimum distribution rules apply.

                  For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of the "annual limit" or 100% of the shareholder's compensation (earned income). The "annual limit" is $4,000 for 2005 through 2007, and $5,000 beginning in 2008. After 2008, the "annual limit" will be adjusted to reflect cost of living increases. Shareholders who are age 50 or older may make an additional "catch-up" contribution per year of up to $500 in 2004 and 2005 and $1,000 beginning in 2006. In no event, however, may the total contribution made to a Traditional or Roth IRS exceed one hundred percent (100%) of the shareholder's compensation (earned income). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contribution under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.

                  Education IRA. In an Education IRA, contributions are made to an IRA maintained on behalf of a beneficiary under age 18 or a "special needs" beneficiary regardless of age. The maximum annual contribution is $2,000 per beneficiary. The contributions are not tax deductible when made. However, if amounts are used for certain educational purposes (including certain elementary and secondary school expenses), neither the contributor nor the beneficiary of the IRA are taxed upon distribution. The beneficiary is subject to income (and possibly penalty taxes) on amounts withdrawn from an Education IRA that are not used for qualified educational purposes. Shareholders whose income exceeds certain limits are ineligible to contribute to an Education IRA.

                  Under current IRS regulations, an IRA applicant must be furnished disclosure statement containing information specified by the IRS. The applicant generally has the right to revoke his account within seven days after receiving the disclosure statement and obtain a full refund of his contributions. The Fund's custodian may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period. The Fund's custodian does not anticipate that it will exercise its discretion but reserves the right to do so.

Simplified Employee Pension Plan

                  A Traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is established through execution of Form 5305-SEP together with a Traditional IRA established for each eligible employee. Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax-deductible contributions, not exceeding annually for any one participant, 25% of compensation subject to compensation limits that are adjusted periodically for cost of living increases. A number of special rules apply to SEP Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.

SIMPLE IRA

                  An IRA may also be used in connection with a SIMPLE Plan established by the shareholder's employer (or by a self-employed individual). When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a Traditional IRA with the exceptions described below. Under a SIMPLE Plan, the shareholder may elect to have his or her employer make salary reduction contributions of up to $10,000 per year to the SIMPLE IRA in 2005. For years after 2005, the annual dollar limit will be adjusted periodically for cost of living increases. A shareholder who is age 50 or older and who has contributed the maximum amount otherwise permitted under the SIMPLE Plan may generally contribute an additional "catch-up" contribution for the year of up to $1,500 in 2004, $2,000 in 2005 and $2,500 in 2006. After
2006, the annual amount of the "catch-up" contribution that may be made will be adjusted periodically for cost of living increases. In addition, the employer will contribute certain amounts to the shareholder's SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions. A number of special rules apply to SIMPLE Plans, including (1) a SIMPLE Plan generally is available only to employers with fewer than 100 employees; (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements; (3) contributions are made to a special SIMPLE IRA that is separate and apart from the other IRAs of employees; (4) the distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA; and (5) amounts withdrawn during the first two years of participation may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or to a Roth IRA). A SIMPLE IRA is established by executing Form 5304-SIMPLE together with an IRA established for each eligible employee.

403(b)(7) Custodial Account

                  A 403(b)(7) Custodial Account is available for use in conjunction with the 403(b)(7) program established by certain educational organizations and other organizations that are exempt from tax under 501(c)(3) of the Internal Revenue Code, as amended (the "Code"). Amounts contributed to the custodial account in accordance with the employer's 403(b)(7) program will be invested on a tax-deductible basis in shares of the Fund. Various contribution limits apply with respect to 403(b)(7) arrangements.

Defined Contribution Retirement Plan (401(k))

                  A prototype defined contribution plan is available for employers who wish to purchase shares of the Fund with tax-deductible contributions. The plan consists of both profit sharing and money purchase pension components. The profit sharing component includes a Section 401(k) cash or deferred arrangement for employers who wish to allow eligible employees to elect to reduce their compensation and have such amounts contributed to the plan. The annual limit on employee salary reduction contributions is $14,000 for 2005 and $15,000 for 2006. After 2006, the annual limit will be adjusted for cost-of-living increases although lower limits may apply as a result of non-discrimination requirements incorporated into the plan. Employees who are age 50 or older and who have contributed the maximum otherwise permitted under the plan may generally make a "catch-up" contribution for the year of up to $4,000 in 2005 and $5,000 in 2006. After 2006, the amount of the "catch-up" contribution that may be made for a year will be adjusted periodically for cost of living increases. The maximum annual contribution that may be allocated to the account of any participant is generally the lesser of $41,000 or 100% of compensation (earned income) subject to compensation limits that are adjusted periodically for cost of living increases. The maximum amount that is deductible by the employer to either type of plan is generally limited to 25% of the participating employee's compensation.

Retirement Plan Fees

                  U.S. Bank, N.A., Milwaukee, Wisconsin, serves as trustee or custodian of the retirement plans. U.S. Bank, N.A. invests all cash contributions, dividends and capital gains distributions in shares of the Fund. For such services, the following fees are charged against the accounts of participants; $15 annual maintenance fee per participant account ($30 maximum per taxpayer identification number); $25 for transferring to a successor trustee or custodian; $25 for distribution(s) to a participant; and $25 for refunding any contribution in excess of the deductible limit. The fee schedule of U.S. Bank, N.A. may be changed upon written notice.

                  Requests for information and forms concerning the retirement plans should be directed to the Corporation. Because a retirement program may involve commitments covering future years, it is important that the investment objective of the Fund be consistent with the participant's retirement objectives. Premature withdrawal from a retirement plan will result in adverse tax consequences. Consultation with a competent financial and tax adviser regarding the retirement plans is recommended.

                            AUTOMATIC INVESTMENT PLAN

                  Shareholders wishing to invest fixed dollar amounts in the Fund monthly or quarterly can make automatic purchases in amounts of $50 or more on any day they choose by using the Corporation's Automatic Investment Plan. If such day is a weekend or holiday, such purchase shall be made on the next business day. There is no service fee for participating in this Plan. To use this service, the shareholder must authorize the transfer of funds from their checking account or savings account by completing the Automatic Investment Plan application included as part of the share purchase application. Additional application forms may be obtained by calling the Corporation's office at (414) 226-4555. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. The Corporation reserves the right to suspend, modify or terminate the Automatic Investment Plan without notice.

                  Shareholders should notify the transfer agent, U.S. Bancorp Fund Services, LLC, of any changes to their Automatic Investment Plan at least five calendar days prior to the effective date. The Fund is unable to debit mutual fund or "pass through" accounts. The Automatic Investment Plan is designed to be a method to implement dollar cost averaging. Dollar cost averaging is an investment approach providing for the investment of a specific dollar amount on a regular basis thereby precluding emotions dictating investment decisions. Dollar cost averaging does not insure a profit nor protect against a loss.

                              REDEMPTION OF SHARES

                  The right to redeem shares of the Fund will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension, or (c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.

                               EXCHANGE PRIVILEGE

                  Investors may exchange shares of the Fund for shares of the FMI Focus Fund, the FMI Large Cap Fund, the FMI Common Stock Fund and the First American Prime Obligations Fund at their net asset value and at a later date exchange such shares and shares purchased with reinvested dividends for shares of the Fund at net asset value. Investors who are interested in exercising the exchange privilege should first contact the Fund to obtain instructions and any necessary forms. The exchange privilege does not in any way constitute an offering of, or recommendation on the part of the Fund or the Adviser of, an investment in the FMI Focus Fund, the FMI Large Cap Fund, the FMI Common Stock Fund or the First American Prime Obligations Fund. Any investor who considers making such an investment through the exchange privilege should obtain and review the Prospectus of the FMI Focus Fund, the FMI Large Cap Fund, the FMI Common Stock Fund or the First American Prime Obligations Fund, as applicable, before exercising the exchange privilege.

                  The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Fund or (ii) the proceeds from redemption of the shares of the FMI Focus Fund, the FMI Large Cap Fund, the FMI Common Stock Fund and the First American Prime Obligations Fund, as applicable, are not immediately reinvested in shares of the Fund or the FMI Focus Fund, the FMI Large Cap Fund, the FMI Common Stock Fund or the First American Prime Obligations Fund through a subsequent exercise of the exchange privilege. There is currently no limitation on the number of exchanges an investor may make. The exchange privilege may be terminated by the Fund upon at least 60 days prior notice to investors.

                  For federal income tax purposes, a redemption of shares of the Fund pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor's tax-cost basis of the shares redeemed. Such a redemption may also be taxed under state and local tax laws, which may differ from the Internal Revenue Code of 1986.

                           SYSTEMATIC WITHDRAWAL PLAN

                  The Corporation has available to shareholders a Systematic Withdrawal Plan, pursuant to which a shareholder who owns shares of the Fund worth at least $10,000 at current net asset value may provide that a fixed sum will be distributed to him at regular intervals. To participate in the Systematic Withdrawal Plan, a shareholder deposits his shares of a the Fund with the Corporation and appoints it as his agent to effect redemptions of shares of the Fund held in his account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to him out of his account. To utilize the Systematic Withdrawal Plan, the shares cannot be held in certificate form. The Systematic Withdrawal Plan does not apply to shares of the Fund held in Individual Retirement Accounts or retirement plans. An application for participation in the Systematic Withdrawal Plan is included as part of the share purchase application. Additional application forms may be obtained by calling the Corporation's office at (414) 226-4555.

                  The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemption of shares of the Fund in the account at net asset value. Redemptions will be made on such day (no more than monthly) as a shareholder chooses or, if that day is a weekend or holiday, on the next business day. Participation in the Systematic Withdrawal Plan constitutes an election by the shareholder to reinvest in additional shares of the Fund, at net asset value, all income dividends and capital gains distributions payable by the Corporation on shares held in such account, and shares so acquired will be added to such account. The shareholder may deposit additional shares of the Fund in his account at any time.

                  Withdrawal payments cannot be considered as yield or income on the shareholder's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.

                  Shareholders should notify the transfer agent, U.S. Bancorp Fund Services, LLC, of any changes to their Systematic Withdrawal Plan at least five calendar days prior to the effective date. The Fund is unable to debit mutual fund or "pass through" accounts. The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying U.S. Bancorp Fund Services, LLC, the Fund's transfer agent.

                        ALLOCATION OF PORTFOLIO BROKERAGE

                  Decisions to buy and sell securities for the Fund are made, in each case subject to review by the Corporation's Board of Directors, by the Adviser and the Sub-Adviser; In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser and the Sub-Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the evaluation by the Adviser and the Sub-Adviser of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e. "markups" when the market maker sells a security and "markdowns" when the market maker buys a security). In some instances, the Adviser or the Sub-Adviser may feel that better prices are available from non-principal market makers who are paid commissions directly.

                  In allocating brokerage business for the Fund, the Adviser and Sub-Adviser also take into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser and, Sub-Adviser, believes these services have substantial value, they are considered supplemental to the efforts of the Adviser or the Sub-Adviser in the performance of its duties under the applicable Management Agreement or Sub-Advisory Agreement. Other clients of the Adviser or the Sub-Adviser may indirectly benefit from the availability of these services to the Adviser or the Sub-Adviser, and the Fund may indirectly benefit from services available to the Adviser or the Sub-Adviser as a result of transactions for other clients. The Management Agreement and Sub-Advisory Agreement provide that the Adviser or the Sub-Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser or the Sub-Adviser, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser or the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the overall responsibilities of the Adviser or the Sub-Adviser with respect to the Fund and the other accounts as to which it exercises investment discretion. During the period July 1 to September 30, 2005 and fiscal years ended June 30, 2003, 2004 and 2005, the Fund paid brokerage commissions of $6,330 on transactions having a total market value of $4,999,307; $10,741 on transactions having a total market value of $5,140,869; $7,312 on transactions having a total market value of $10,316,465; and $18,149 on transactions having a total market value of $15,800,638 respectively. All of the brokers to whom commissions were paid by the Fund provided research services to the Sub-Adviser.



                                    CUSTODIAN

                  U.S. Bank, N.A. ("U.S. Bank"), 425 Walnut Street, Cincinnati, OH 45202, acts as custodian for the Fund. As such, U.S. Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Corporation. U.S. Bank does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders. U.S. Bancorp Fund Services LLC, an affiliate of U.S. Bank, also acts as the Fund's transfer agent and dividend disbursing agent. Its address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

                                      TAXES

                  The Fund will endeavor to qualify for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code.

                  The Fund has so qualified in each of its fiscal years. If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gain, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

                  The Fund intends to distribute substantially all of its net investment income and net capital gains each fiscal year. Dividends from the Fund's net investment income, including short-term capital gains, are taxable to shareholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions from the Fund's net realized long-term capital gains are taxable as long-term capital gains regardless of the shareholder's holding period for the shares. Such dividends and distributions are taxable to shareholders, whether received in cash or additional shares of the Fund. A portion of the income distributions of the Fund may be eligible for the 70% dividends-received deduction for domestic corporate shareholders.

                  From time to time the Fund may elect to treat a portion of earnings and profits included in shareholder redemptions as part of the Fund's dividends paid deduction.

                  Any dividend or capital gains distribution paid shortly after a purchase of shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

                  Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long-term or short-term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the shareholder received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

                  The Fund may be required to withhold Federal income tax at a rate of twenty-eight percent (28%) ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish the Fund with his social security number or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the under reporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

                  This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors may also be subject to state and local taxes. Investors are urged to consult with their respective advisers for a complete review of the tax ramifications of an investment in the Fund.

                              SHAREHOLDER MEETINGS

                  The Wisconsin Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its bylaws and, at its discretion, may not hold an annual meeting in any year in which none of the following matters is required to be acted upon by the shareholders under the Act: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) ratification of the selection of auditors; and (iv) approval of a distribution agreement.

                  The Corporation's bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

                  Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

                  If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

                  After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE

                  The Corporation's authorized capital consists of 10,000,000,000 shares of Common Stock of which 300,000,000 are allocated to the Fund. Each share outstanding entitles the holder to one vote.

                  There are no conversion or sinking fund provisions applicable to the shares of the Fund, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the Corporation's shares voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

                  The shares the Fund are redeemable and are freely transferable. All shares issued and sold by the Corporation will be fully paid and nonassessable, except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law. Fractional shares of the Fund entitle the holder to the same rights as whole shares of the Fund.

                  The Corporation will not issue certificates evidencing shares purchased unless so requested in writing. Where certificates are not issued, the shareholder's account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares of the Fund. Any shareholder may deliver certificates to U.S. Bancorp Fund Services, LLC and direct that his account be credited with the shares. A shareholder may direct U.S. Bancorp Fund Services, LLC at any time to issue a certificate for his shares without charge.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


                  PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202, currently serves as the independent registered public accounting firm for the Fund and has so served since the fiscal year ended September 30, 1989. PricewaterhouseCoopers LLP is responsible for auditing the financial statements of the Fund.


                        DESCRIPTION OF SECURITIES RATINGS

                  The Fund may invest in various securities assigned ratings of either Standard & Poor's Corporation or Moody's Investors Service, Inc. A brief description of the ratings symbols and their meanings follows.

                  Standard & Poor's Corporation Bond Ratings. A Standard & Poor's corporate debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

                  The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

                  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

                  The ratings are based, in varying degrees, on the following considerations:

                  I. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

                  II. Nature of and provisions of the obligation; and

                  III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                  The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity, Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

                  AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

                  BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                  BB, B, CCC, CC Bonds are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The three highest categories are as follows:

                  A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

                  A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designated "A-1".

                  A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

                  Standard & Poor's Preferred Stock Ratings. A Standard & Poor's preferred stock rating is an opinion of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

                  The preferred stock ratings are based on the following considerations:

                  I. Likelihood of payment -- capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

                  II. Nature of, and provisions of, the issue.

                  III. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors' rights.

                  "AAA" This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

                  "AA" A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

                  "A" An issued rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                  "BBB" An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

                  "BB," "B," "CCC" Preferred stock rated "BB," "B," and "CCC" are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  Moody's Investors Service, Inc Bond Ratings. Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

                  Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium grade obligations; (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                  Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

                  Moody's Investors Service, Inc Commercial Paper. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

                  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

                  Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          o    Leading market positions in well-established industries.

          o    High rates of return on funds employed.

          o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          o Well-established access to a range of financial markets and assured sources of alternate liquidity.

                  Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  Not Prime - Issuers rated Not Prime do not fall within any of the prime rating categories.

                  Moody's Investors Service, Inc Preferred Stock. Because of the fundamental differences between preferred stocks and bonds, a variation of Moody's familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks. Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

                  "aaa" - An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

                  "aa" - An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

                  "a" - An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

                  "baa" - An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

                  "ba" - An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

                  "b" - An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

                  "caa" - An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

                  "ca" - An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

                  "c" - This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

                  Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

                                     PART C

                                OTHER INFORMATION

Item 22.   Exhibits

          (a)(i) Restated Articles of Incorporation, as amended, of the Registrant.(1)

          (a)(ii) Articles of Amendment relating to Series E Common Stock of the Registrant.(2)

          (a)(iii) Articles of Amendment relating to change of name of the Registrant and the Registrant's series.(3)

          (a)(iv) Articles of Amendment relating to change of name of the Registrant's series.(4)

          (b)       By-laws, as amended, of the Registrant.(1)

          (c) Incorporated by reference to the Registrant's Articles of Incorporation, as amended, and the Registrant's By-laws, as amended.

          (d)(i) Investment Advisory Agreement between Fiduciary Management, Inc. and the Registrant on behalf of the FMI Provident Trust Strategy Fund.(4)

          (d)(ii) Sub-Advisory Agreement among FMI Provident Trust Strategy Fund, Fiduciary Management, Inc. and Provident Trust Company.(4)

          (e)       None.

          (f)       None.

          (g) Custodian Agreement between FMI Provident Trust Strategy Fund and Firstar Trust Company (predecessor to U.S. Bank, N.A.).(1)

          (h) Administrative Agreement, including addendum, between FMI Provident Trust Strategy Fund and Fiduciary Management, Inc.(1)

          (i)       Opinion of Foley & Lardner LLP, counsel for Registrant.

          (j)       Consent of PricewaterhouseCoopers LLP.

          (k)       None.

          (l)       Subscription Agreement.(1)

          (m)(i) Amended and Restated Servicing and Distribution Plan of the Registrant.(1)

          (m)(ii)   Servicing and Distribution Agreement.(1)

          (n)       None.

          (o)       None.


          (p)(i)    Code of Ethics of the Registrant.(5)

          (p)(ii)   Code of Ethics of Fiduciary Management, Inc.(5)

          (p)(iii)  Code of Ethics of Provident Trust Company.(5)


--------------------

(1) Previously filed as an exhibit to Amendment No. 18 to the Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Amendment No. 18 as filed on October 1, 1997 and its accession number is 0000897069-97-000403.

(2) Previously filed as an exhibit to Amendment No. 22 to the Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Amendment No. 22 was filed on July 15, 1999 and its accession number is 0000897069-99-000376.

(3) Previously filed as an exhibit to Amendment No. 24 to the Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Amendment No. 24 was filed on October 31, 2001 and its accession number is 0000897069-01-500516.

(4) Previously filed as an exhibit to Amendment No. 25 to the Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Amendment No. 25 was filed on October 31, 2002 and its accession number is 0000897069-02-000838.


(5) Previously filed as an exhibit to Amendment No. 27 to the Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Amendment No. 27 was filed on August 29, 2005 and its accession number is 0000897069-05-002130.




Item 23.  Persons Controlled by or under Common Control with Registrant

                  The Registrant does not control any person, nor is any person under common control with the Registrant.

Item 24.  Indemnification

                  Pursuant to the Wisconsin Business Corporation Law and the Registrant's By-Laws, each of the Registrant's corporate representatives is entitled to the mandatory indemnification described below. The indemnification provided by the Wisconsin Business Corporation Law and the Registrant's By-Laws is not exclusive of any other rights to which a director or officer may be entitled. The general effect of the indemnification available to an officer or director may be to reduce the circumstances under which the officer or director is required to bear the economic burden of liabilities and expenses related to actions taken by the individual in his or her capacity as an officer or director.

                  A corporate representative, which includes an officer or director, is entitled to mandatory indemnification from the Registrant against certain liabilities and expenses (i) to the extent such a corporate representatives is successful in the defense of a proceeding and (ii) in proceedings in which such a corporate representatives is not successful in defense thereof, unless (in the latter case only) it is determined that the corporate representative breached or failed to perform the corporate representative's duties to the Registrant and such breach or failure constituted: (a) a willful failure to deal fairly with the Registrant or the Registrant's shareholders in connection with a matter in which the corporate representative had a material conflict of interest; (b) a violation of the criminal law unless the corporate representative had reasonably cause to believe the corporate representative's conduct was lawful or had no reasonable cause to believe the corporate representative's conduct was unlawful; (c) a transaction from which the corporate representative derived an improper personal profit; or
(d) willful misconduct. The Wisconsin Business Corporation Law specifically states that it is the public policy of Wisconsin to require or permit indemnification, allowance or expenses and insurance in connection with a proceeding involving securities regulation, as described therein, to the extent required or permitted, as described above. Additionally, under the Wisconsin Business Corporation Law, the Registrant's directors are not subject to personal liability to the Registrant, the Registrant's shareholders or any person asserting rights on behalf thereof for certain breaches or failures to perform any duty resulting solely from their status as directors, except in circumstances paralleling those in subparagraphs (a) through (d) outlined above.

                  Under certain circumstances, the Registrant is required to advance expenses for the defense of any action for which indemnification may be available.

                  Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 25.  Business and Other Connections of Investment Adviser

                  Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 26.  Principal Underwriters

                  The Registrant has no principal underwriters.

Item 27.  Location of Accounts and Records

                  All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of the Registrant's Administrator, Fiduciary Management, Inc., at its corporate offices, 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202; the Registrant's investment adviser, Fiduciary Management, Inc., at its corporate offices, 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202; the FMI Provident Trust Strategy Fund's portfolio manager, Provident Trust Company, at its corporate offices, N27 W23957 Paul Road, Suite 204, Pewaukee, Wisconsin 53072; or the Registrant's transfer agent, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Item 28.  Management Services

                  All management-related service contracts entered into by the Registrant are discussed in Parts A and B of this Registration Statement.

Item 29.  Undertakings

                  Not applicable.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and State of Wisconsin on the 28th day of October, 2005.




                                       FMI MUTUAL FUNDS, INC.
                                       (Registrant)



                                       By:  /s/ Ted D. Kellner
                                           -------------------------------------
                                                Ted D. Kellner, President



                  Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.





                  Name                        Title                          Date
                  ----                        -----                          ----
/s/ Ted D. Kellner                    Principal Executive,             October 28, 2005
-----------------------------------
Ted D. Kellner                        Financial and
                                      Accounting Officer

/s/ Donald S. Wilson                  Director                         October 26, 2005
-----------------------------------
Donald S. Wilson


/s/ Barry K. Allen                    Director                         October 27, 2005
-----------------------------------
Barry K. Allen


/s/ George D. Dalton                  Director                         October 26, 2005
-----------------------------------
George D. Dalton


/s/ Gordon H. Gunnlaugsson            Director                         October 27, 2005
-----------------------------------
Gordon H. Gunnlaugsson


/s/ Paul S. Shain                     Director                         October 26, 2005
-----------------------------------
Paul S. Shain



                                 Signature Page

                                  EXHIBIT INDEX

       Exhibit No.                     Exhibit
       -----------                     -------

          (a)(i) Restated Articles of Incorporation, as amended, of the Registrant. *

          (a)(ii) Articles of Amendment relating to Series E Common Stock of the Registrant. *

          (a)(iii) Articles of Amendment relating to change of name of the Registrant and the Registrant's series. *

          (a)(iv) Articles of Amendment relating to change of name of the Registrant's series. *

          (b)       By-laws, as amended, of the Registrant. *

          (c) Incorporated by reference to the Registrant's Articles of Incorporation, as amended, and the Registrant's By-laws, as amended.

          (d)(i) Investment Advisory Agreement between Fiduciary Management, Inc. and the Registrant on behalf of the FMI Provident Trust Strategy Fund. *

          (d)(ii) Sub-Advisory Agreement among FMI Provident Trust Strategy Fund, Fiduciary Management, Inc. and Provident Trust Company. *

          (e)       None.

          (f)       None.

          (g) Custodian Agreement between FMI Provident Trust Strategy Fund and Firstar Trust Company (predecessor to U.S. Bank, N.A.). *

          (h) Administrative Agreement, including addendum, between FMI Provident Trust Strategy Fund and Fiduciary Management, Inc.*

          (i)       Opinion of Foley & Lardner LLP, Counsel for Registrant.

          (j)       Consent of PricewaterhouseCoopers LLP.

          (k)       None.

          (l)       Subscription Agreement. *

          (m)(i) Amended and Restated Servicing and Distribution Plan of the Registrant. *

          (m)(ii)   Servicing and Distribution Agreement. *

          (n)       None.

          (o)       None.


          (p)(i)    Code of Ethics of the Registrant.*

          (p)(ii)   Code of Ethics of Fiduciary Management, Inc.*

          (p)(iii)  Code of Ethics of Provident Trust Company.*


        *   Filed previously.


                             Exhibit Index - Page 1